SELIGMAN

GLOBAL FUND SERIES, INC.

EMERGING MARKETS FUND

GLOBAL GROWTH FUND

GLOBAL SMALLER COMPANIES FUND

GLOBAL TECHNOLOGY FUND

INTERNATIONAL GROWTH FUND

ANNUAL REPORT

OCTOBER 31, 2002

Investing Around the World for Capital Appreciation

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864

SELIGMAN — TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS
To the Shareholders	1	Performance and Portfolio Overview	28
Market and Economic Overview	2	Portfolio of Investments	31
Seligman Emerging Markets Fund:		Seligman International Growth Fund:
Investment Report	3	Investment Report	33
Performance and Portfolio Overview	5	Performance and Portfolio Overview	35
Portfolio of Investments	8	Portfolio of Investments	38
Seligman Global Growth Fund:		Statements of Assets and Liabilities	40
Investment Report	10	Statements of Operations	41
Performance and Portfolio Overview	12	Statements of Changes in Net Assets	42
Portfolio of Investments	15	Notes to Financial Statements	45
Seligman Global Smaller Companies Fund:		Financial Highlights	52
Investment Report	17	Report of Independent Auditors	60
Performance and Portfolio Overview	19	Directors and Officers of the Fund	61
Portfolio of Investments	22	For More Information	65
Seligman Global Technology Fund:		Glossary of Financial Terms	66
Investment Report	26	Benchmarks	67

TO THE SHAREHOLDERS

     The fiscal year ended October 31, 2002, was a difficult period for investors in global stock markets. Nearly every geographic region posted losses, and stocks of all sizes and styles suffered. Global economies continue to struggle, despite a significant level of stimulus provided by central banks and governments around the world. With the exception of Seligman Emerging Markets Fund, the Funds in Seligman Global Fund Series delivered negative investment returns over this one-year period.

     In the US, corporate accounting and governance scandals shook investor confidence, and uncertainty regarding the geopolitical landscape depressed stock prices through September. In response to these ongoing concerns, the US Federal Reserve Board lowered interest rates once in 2002, a 50-basis-point cut on November 6. The US economic recovery, which had seemed so robust during the first months of 2002, appeared to be faltering by the middle of the year. However, third-quarter GDP growth numbers are encouraging and indicate a generally improving economic environment. Corporate earnings have begun to turn around. Both the consumer and housing sectors have held up well despite concerns over the strength of the economy. Capital spending by businesses remains weak; however, this trend must reverse itself if the recovery is to gain momentum. Also, a recent jump in the unemployment rate signals that the labor market has not yet stabilized.

     The outlook for European economies deteriorated during the past year. Germany, which is Europe’s largest economy, has shown particular weakness. Nonetheless, the euro has appreciated significantly versus the dollar this year, though we believe that this had more to do with doubts regarding the US economy than confidence regarding Europe’s prospects. While the Federal Reserve and the Bank of England have been aggressive in lowering interest rates over the past two years, the European Central Bank (ECB) had been reluctant to take this step, fearing inflation. However, on December 5, 2002, the ECB cut rates in the euro zone by half a percentage point in hopes of reviving growth and boosting confidence there. Many economists believe more monetary easing is necessary, as well as economic and labor market reforms.

     Emerging markets, Asia in particular, fared relatively better than developed markets. Asian economies with strong domestic markets and robust consumer demand have managed to weather the global economic downturn. More export-oriented economies have been negatively impacted by a decrease in the global demand for goods and services. Latin American markets have been roiled this year by political turmoil and the continuing ill effects of the US economic slowdown.

     The past year has been an extraordinarily difficult time for equity investors. However, we remain optimistic regarding the long-term prospects for the global economy and for stock markets worldwide. The US economy has posted several quarters of positive economic growth and has emerged from last year’s recession, although more slowly than many had hoped. Congress, with midterm elections now behind them, can realistically consider a fiscal stimulus in the form of a tax cut. In addition, interest rates around the world are low by historical standards. This monetary stimulus should help promote economic activity on a global basis, and allow world stock markets to deliver more encouraging total returns.

     Thank you for your continued support of Seligman Global Fund Series. We look forward to serving your global investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

December 13, 2002

MARKET AND ECONOMIC OVERVIEW

OVERVIEW

The fiscal year ended October 31, 2002, was an extremely challenging time for global economies and stock markets. The global economic recovery slowed, and the US stock market in particular was buffeted by revelations of corporate malfeasance and questionable corporate accounting. Heightened geopolitical uncertainty surrounding a possible war with Iraq also weighed heavily on the markets.

UNITED STATES

The US stock market, as measured by the Standard & Poor’s 500 Composite Stock Index (S&P 500), returned –15.11% for the twelve-month period ended October 31, 2002. The worries that plagued the market included numerous high-profile cases of corporate malfeasance, fears of a weakening economic recovery, continued weak corporate profits, and heightened geopolitical tensions. During this time, consumer confidence wavered, the unemployment rate rose to 6.0%, and the dollar weakened relative to other currencies. As a confidence-building measure, the Federal Reserve Board cut the federal funds rate by 50 basis points on November 6, 2002. More recently, economic signs have been encouraging. While second-quarter GDP growth was anemic, the third quarter showed a marked improvement. Worker productivity also rose sharply in the third quarter, and the stock market has posted gains in recent weeks.

UNITED KINGDOM

The UK stock market, as measured by the FTSE World United Kingdom Index, returned –10.92% for the year ended October 31, 2002. While its stock market performance has been negative, the UK has fared better than other major European economies due to its healthier economic outlook. As in the US, consumers in the UK have benefited from a robust real estate market and mortgage refinancings, though it is unclear how much longer these trends can last.

CONTINENTAL EUROPE

Economic conditions in the euro zone are weak, but the downturn seems to be bottoming. On December 6, 2002, the European Central Bank (ECB) cut interest rates for the first time since November 2001. This is encouraging, but Europe’s economies still face obstacles to growth, including rigid labor markets and overregulated capital markets.

We are hopeful reform-minded fiscal policies will complement the ECB’s monetary easing efforts.

JAPAN

The deterioration of Japan’s economy may be slowing, but, after a decade of economic stagnation, Japan’s ongoing challenge remains the reform of its banking system and economy. Japan’s banks are crippled by bad loans, and the government had struggled to produce a bank reform package in an attempt to pull the economy from its malaise. Political infighting, however, stalled these efforts. At the end of October, the government finally unveiled a compromise proposal, which has been met with largely negative reaction from the media, business leaders, and particularly the banks. Despite these difficulties, however, we believe reform will go forward. Japan’s export-dominated economy is particularly well positioned to benefit from a global economic recovery.

PACIFIC REGION

Pacific Region economies are projected to grow at a faster pace than the US next year. During the past year, economies and stock markets in this region fared better than their counterparts in the US and Europe. Asian stock markets outperformed early in the period, but gave back some of those gains as investors worried that Asian companies (especially technology companies) would suffer if a US economic recovery failed to materialize.

EMERGING MARKETS

Asian emerging markets were particularly strong performers during this time, benefiting from healthy domestic consumption, increasing foreign direct investment (especially in China), and corporate cost cutting. Russia benefited greatly from high oil prices, and it has made significant progress on economic reforms. Latin American markets languished, as the region faced political instability in Venezuela, the election of a former left-wing labor leader as president of Brazil, and ongoing economic turmoil in Argentina. The Brazilian currency fell to record lows as a result of the uncertainty surrounding the election. Even Mexico, the most stable economy in the region, is suffering the fallout from continued economic sluggishness in the US, its largest trading partner.

INVESTMENT REPORT
Seligman Emerging Markets Fund

PERFORMANCE REVIEW

For the one year ended October 31, 2002, Seligman Emerging Markets Fund had a total return of 5.60%, based on the net asset value of Class A shares. During the same time period, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index returned 8.44%, and the Lipper Emerging Markets Funds Average returned 7.19%.

The major positive contributors to the Fund’s performance during the one-year period included energy companies in Russia and China, semiconductor manufacturers in South Korea, and pharmaceutical manufacturers in India and Israel. The Fund’s performance was hurt most by declines in Taiwanese and Israeli technology stocks, and by Brazilian capital goods and banking stocks.

Pacific Region

At October 31, 2002, over one-half of the Fund’s portfolio was invested in the Pacific Region, an increase from one year ago. South Korea, China, and India represented the largest country weightings in this region. During the past year, Asia generally benefited from robust domestic consumption and low interest rates. Consumption was strongest in South Korea and Thailand, but Malaysia and China also showed considerable strength. In contrast, spending was restrained in Taiwan and Indonesia, and only slightly better in the Philippines, causing growth in these countries to disappoint somewhat. Export strength and healthy economies also supported South Korea and China. Export growth in Taiwan was stunted by its high reliance on the weak technology sector, which continued to struggle worldwide. India is making slow, steady progress on economic reform, and it is benefiting from a boom in information technology and generic pharmaceutical services. An educated workforce and low labor costs have combined to make India particularly competitive in these areas.

During the period under review, the Fund increased its weighting in South Korea due to strong growth and valuations that are among the lowest in the world. Going forward, we expect to maintain this overweighting. The Fund’s exposure to China, while still an overweighting, has been reduced somewhat as we wait to gain a better understanding of China’s new administration under Hu Jintao. At period-end the Fund was overweighted in India, with an emphasis on the rapidly growing generic pharmaceuticals sector. The Fund is underweighted in Southeast Asia with the exception of Thailand, where new leadership is pushing a strong growth agenda. The Fund has underweighted Malaysia because of valuation concerns and uncertainty surrounding the upcoming political transition. We are also underweighted in Indonesia due to increased geopolitical risks there.

Latin America

Latin America faced challenges during the past year, including the continuing economic crisis in Argentina, uncertainty in advance of and following Brazil’s election of

FUND OBJECTIVE

Seligman Emerging Markets Fund, which commenced operations on May 28, 1996, seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.

SELIGMAN GLOBAL INVESTMENT GROUP

Eric Almeraz, Daniel J. Barker (Portfolio Manager), David Cooley, Eli Davidoff (trader), Priscilla Lima, Edward Mehalick, Kamran Moghtaderi, Peter Paone, Peter Sheren, Thuy Tran.

INVESTMENT REPORT
Seligman Emerging Markets Fund

the leftist presidential candidate, and a deteriorating economic picture in Mexico, which relies heavily on a weak US economy. Overall, the Fund is underweighted in the region, and we have decreased our positions throughout the year. Going forward, we will likely maintain weightings at current levels. In Brazil, we favor export-oriented companies that are benefiting from the sharp drop in value of Brazil’s currency. However, the weaker currency has made Brazil’s dollar-linked debt load more burdensome, and we are closely monitoring the country for any signs of default.

Emerging Europe

Russia continued to be a strong performer during the period under review, due partly to continuing reforms and buoyant oil prices. The Fund has had a roughly neutral weighting in Russia this year. This position may be reduced since we believe the rally in Russian equities has largely run its course. Eastern European markets have had mixed performance because of their heavy reliance on weakening Western European economies. Given the fact that we do not expect growth to soon pick up in Western Europe, the Fund will continue to be underweighted in Eastern Europe. The Fund’s investments in Eastern Europe are represented by Estonia and Hungary.

Other Markets

Africa and the Middle East have been negatively impacted by geopolitical events. In addition, Israel has been further affected by ongoing weakness in the technology sector. Despite the present difficulties, the Fund maintains an overweighting in Israel, where we have positions in generic pharmaceutical companies and attractively valued technology stocks.

South Africa was a slight overweighting for the Fund at the end of the period under review, representing about 10% of the portfolio. The Fund’s holdings in this market are primarily resource-related, i.e., gold and platinum.

OUTLOOK

Overall, the Fund’s portfolio is balanced between defensive, dividend-paying securities that are strong players in their domestic markets, and growth-oriented companies with strong balance sheets that should be able to weather potential global economic turmoil. We believe that emerging markets will continue to outperform markets in the developed world due to a number of factors. First, emerging markets continue to demonstrate superior GDP and earnings growth. Second, interest rates are low and liquidity is high. Despite higher growth rates, the valuation discount is wider now than it has been historically, suggesting the potential for positive stock market returns. The Fund’s portfolio has been positioned to leverage a global economic recovery, which we believe would greatly benefit emerging markets. Since a large component of their growth is export-related, emerging markets have a high sensitivity to growth in the industrialized world. The major risk to this outlook is the pace of growth in the world’s largest economies. Emerging markets’ performance could be hampered if economic recoveries in the US, Europe, and Japan do not begin to take hold.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund

Country Allocation
October 31, 2002
	FUND	MSCI EMF INDEX

EUROPE, MIDDLE EAST,
AND AFRICA	27.49%	21.48%
Czech Republic	—	0.48
Egypt	—	0.23
Estonia	2.40	—
Hungary	1.33	1.15
Israel	8.27	3.41
Jordan	—	0.18
Morocco	—	0.28
Poland	—	1.30
Russia	4.42	4.99
South Africa	10.07	8.20
Turkey	1.00	1.26
LATIN AMERICA	15.45	17.23
Argentina	—	0.34
Brazil	5.39	6.44
Chile	—	1.56
Colombia	—	0.11
Mexico	6.97	8.17
Peru	3.09	0.46
Venezuela	—	0.15
UNITED KINGDOM	—	4.50
PACIFIC	52.69	56.79
China	9.48	1.96
Hong Kong	—	4.62
India	6.20	4.28
Indonesia	0.69	0.93
Malaysia	1.86	5.97
Pakistan	—	0.24
Philippines	—	0.55
South Korea	23.42	22.91
Taiwan	5.22	13.59
Thailand	5.82	1.74
OTHER ASSETS LESS
LIABILITIES	4.37	—

TOTAL	100.00%	100.00%

Largest Industries
October 31, 2002

Regional Allocation
October 31, 2002

Largest Portfolio Holdings
October 31, 2002

SECURITY	VALUE

Samsung Electronics (South Korea)	$1,409,890
Compañía de Minas Buenaventura
(Class B ADRs) (Peru)	1,223,750
Empresa Brasileira de Aeronautica
“Embraer” (ADRs) (Brazil)	1,097,600
Impala Platinum Holdings “Implats”
(South Africa)	1,036,295
Surgutneftegaz (Russia)	988,350
Hansabank (Estonia)	951,930
Denway Motors (China)	932,770
RADVision (Israel)	929,700
Network Healthcare Holdings
(South Africa)	895,119
Korea Tobacco & Ginseng
(South Korea)	888,000

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund

Investment Results Per Share

TOTAL RETURNS
For Periods Ended October 31, 2002

			AVERAGE ANNUAL

	SIX MONTHS*	CLASS I SINCE INCEPTION 11/30/01*	ONE YEAR	FIVE YEARS	CLASS A, B, D SINCE INCEPTION 5/28/96	CLASS C SINCE INCEPTION 5/27/99

Class A**
With Sales Charge	(27.42)%	n/a	0.70%	(10.86)%	(8.16)%	n/a
Without Sales Charge	(23.86)	n/a	5.60	(9.98)	(7.45)	n/a
Class B**
With CDSC‡	(28.01)	n/a	(0.44)	(11.05)	n/a	n/a
Without CDSC	(24.22)	n/a	4.56	(10.69)	(8.16)	n/a
Class C**
With Sales Charge and CDSC†	(25.80)	n/a	2.52	n/a	n/a	(11.16)%
Without Sales Charge and CDSC	(24.22)	n/a	4.56	n/a	n/a	(10.91)
Class D**
With 1% CDSC	(24.98)	n/a	3.56	n/a	n/a	n/a
Without CDSC	(24.22)	n/a	4.56	(10.69)	(8.16)	n/a
Class I**	(23.47)	(3.10)%	n/a	n/a	n/a	n/a
Lipper Emerging Markets
Funds Average***	(19.24)	(2.63)	7.19	(5.86)	(3.85)††	(3.52)
MSCI EMF Index***	(18.87)	(1.81)	8.44	(5.45)	(6.45)	(5.97)

NET ASSET VALUE				CAPITAL LOSS INFORMATION For the Year Ended October 31, 2002
	OCTOBER 31, 2002	APRIL 30, 2002	OCTOBER 31, 2001

Class A	$4.34	$5.70	$4.11	Realized	$(0.062)
Class B	4.13	5.45	3.95	Unrealized	(0.521	)ø
Class C	4.13	5.45	3.95
Class D	4.13	5.45	3.95
Class I	4.37	5.71	n/a

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager has reimbursed certain expenses. Absent such reimbursement, returns would have been lower.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
***	The Lipper Emerging Markets Funds Average and the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Emerging Markets Funds Average excludes the effects of sales charges and taxes and the MSCI EMF Index excludes the effects of taxes, fees and sales charges. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 66.
‡	The CDSC is 5% for periods of one year or less, 2% for the five-year period.
†	The CDSC is 1% for periods of 18 months or less.
††	From May 30, 1996.
ø	Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 2002.

6

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund

     This chart compares a hypothetical $10,000 investment in Seligman Emerging Markets Fund to a hypothetical $10,000 investment in the Lipper Emerging Markets Funds Average and the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) from the commencement of the Fund’s operations at the close of business on May 28, 1996, through October 31, 2002. Returns for the Fund are shown for Class A (with and without the initial 4.75% maximum sales charge), Class B (without the CDSC), and Class D (without the CDSC). Calculations assume reinvestment of distributions. It is important to keep in mind that indices and averages exclude the effect of taxes, fees and sales charges and include the reinvestment of all distributions.

     An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Emerging markets funds’ net asset values may fluctuate more than other equity funds or other global equity funds. Emerging markets countries may have relatively unstable governments, less diversified economies, and securities markets that trade a smaller number of securities, some physically.

     As shown on page 6, the performances of Class C and Class I shares, which commenced on later dates, will differ from the performances shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Largest Portfolio Changes
During Past Six Months

TEN LARGEST PURCHASES	TEN LARGEST SALES

Kookmin Bank (ADRs) (South Korea)*	Kookmin Bank** (South Korea)
Surgutneftegaz (Russia)*	Shinsegae** (South Korea)
LG Home Shopping (South Korea)*	United Microelectronics** (Taiwan)
Korea Tobacco & Ginseng (South Korea)*	LG Telecom** (South Korea)
PTT Public Company (Thailand)*	Bank Pekao (Poland)**
Cipla (India)*	Samsung Electro-Mechanics (South Korea)**
Taiwan Cellular (Taiwan)*	Petroleo Brasileiro “Petrobras” (ADRs) (Brazil)**
Compañía de Minas Buenaventura (Class B ADRs) (Peru)	Tele Centro Oeste Celular Participacoes (ADRs) (Brazil)**
Hanvit I & B (South Korea)*	Humax (South Korea)**
Hyundai Marine & Fire Insurance (South Korea)	Wal-Mart de México (Class V ADRs) (Mexico)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

7

PORTFOLIO OF INVESTMENTS
October 31, 2002
Seligman Emerging Markets Fund

	SHARES	VALUE

COMMON STOCKS 95.63%
BRAZIL 5.39%
Companhia de Concessoes
Rodoviarias “CCR”*
(Commercial Services
and Supplies)	160,000	$254,932
Empresa Brasileira de
Aeronautica “Embraer”
(ADRs) (Capital Goods)	70,000	1,097,600
Telemig Celular Participacoes
(ADRs) (Telecommunication
Services)	25,000	420,250
Uniao de Bancos Brasileiros
“Unibanco” (GDRs)
(Financials)	40,000	363,600

		2,136,382

CHINA 9.48%
Chaoda Modern Agricultural
Holdings
(Consumer Staples)	3,000,000	442,345
China Yuchai International*
(Automobiles and
Components)	50,000	218,500
CNOOC (Energy)	600,000	746,216
Denway Motors (Automobiles
and Components)	3,000,000	932,770
Euro-Asia Agricultural
Holdings
(Consumer Staples)	3,000,000	23,463
Wah Sang Gas Holdings*
(Energy)	7,000,000	744,934
Zhejiang Expressway
(H shares)* (Transportation)	2,000,000	647,490

		3,755,718

ESTONIA 2.40%
Hansabank (Financials)	70,000	951,930

HUNGARY 1.33%
OTP Bank (GDRs) (Financials)	30,000	525,000

INDIA 6.20%
Cipla (Pharmaceuticals and
Biotechnology)	40,000	725,610
Dr. Reddy’s Laboratories
(ADRs)* (Pharmaceuticals
and Biotechnology)	40,000	580,000
Hero Honda Motors
(Automobiles and
Components)	80,000	395,614
Ranbaxy Laboratories
(Pharmaceuticals and
Biotechnology)	70,000	755,751

		2,456,975

INDONESIA 0.69%
PT Lippo Bank* (Financials)	55,900,000	272,535

ISRAEL 8.27%
AudioCodes*
(Communications
Equipment)	120,000	224,400
Ceragon Networks*
(Communications
Equipment)	250,000	293,750
M-Systems Flash Disk
Pioneers* (Computers and
Peripherals)	126,500	846,918
RADVision* (Software and
Services)	180,000	929,700
Taro Pharmaceutical
Industries* (Pharmaceuticals
and Biotechnology)	6,000	208,290
Teva Pharmaceutical Industries
(ADRs) (Pharmaceuticals
and Biotechnology)	10,000	774,250

		3,277,308

MALAYSIA 1.86%
IOI (Consumer Staples)	500,000	736,842
Palmco Holdings* (Consumer
Staples)	16,666	—

		736,842

MEXICO 6.97%
América Móvil (Class L ADRs)
(Telecommunication
Services)	40,000	537,600
Coca-Cola Femsa (Class L
ADRs) (Consumer Staples)	30,000	626,400
Grupo Financiero Banorte
(Class O)* (Financials)	230,000	512,017
Tubos de Acero de México
“TAMSA” (ADRs) (Energy)	60,000	549,000
TV Azteca (ADSs) (Media)	110,000	533,500

		2,758,517

PERU 3.09%
Compañía de Minas
Buenaventura (Class B
ADRs) (Metals and Mining)	55,000	1,223,750

RUSSIA 4.42%
Surgutneftegaz* (Energy)	55,000	988,350
YUKOS (ADRs) (Energy)	5,500	763,967

		1,752,317

SOUTH AFRICA 10.07%
African Bank Investments
(Financials)	800,000	444,556
Harmony Gold Mining (Metals
and Mining)	60,000	786,000
Impala Platinum Holdings
“Implats” (Metals and
Mining)	18,000	1,036,295
Network Healthcare Holdings*
(Health Care Equipment
and Services)	3,000,000	895,119

See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
October 31, 2002
Seligman Emerging Markets Fund

	SHARES	VALUE

SOUTH AFRICA (continued)
Sappi (Paper and Forest
Products)	70,000	$827,034

		3,989,004

SOUTH KOREA 23.42%
Hanvit I & B*
(Telecommunication
Services)	60,000	448,713
Hyundai Marine & Fire
Insurance (Financials)	35,000	818,145
Intelligent Digital Integrated
Security* (Retailing)	30,000	490,396
Kangwon Land (Hotels,
Restaurants and Leisure)	9,000	823,866
Kookmin Bank (ADRs)*
(Financials)	25,000	808,750
Korea Tobacco & Ginseng*
(Consumer Staples)	120,000	888,000
LG Home Shopping*
(Retailing)	11,000	674,295
LG Micron* (Capital Goods)	25,000	569,064
Samsung Electronics
(Semiconductor Equipment
and Products)	5,000	1,409,890
Samsung Fine Chemicals
(Chemicals)	70,000	829,587
Seoul Semiconductor*
(Semiconductor Equipment
and Products)	45,000	570,086
Sindo Ricoh* (Office
Electronics)	12,000	662,035
You Eal Electronics
(Semiconductor Equipment
and Products)	15,000	281,978

		9,274,805

TAIWAN 5.22%
Ambit Microsystems
(Computers and Peripherals)	210,000	695,965
D-Link (Communications
Equipment)	400,000	334,294
LITE-ON IT* (Computers and
Peripherals)	81,900	337,513
Taiwan Cellular*
(Telecommunication
Services)	800,000	698,559

		2,066,331

THAILAND 5.82%
Electricity Generating
(Utilities)	500,000	415,560
Golden Land Property
Development* (Financials)	2,900,000	729,770
PTT Public Company (Energy)	900,000	799,954
TelecomAsia (Rights)*
(Telecommunication
Services)	170,524	—
Thai Farmers Bank*
(Financials)	500,000	357,844

		2,303,128

TURKEY 1.00%
Aksigorta (Financials)	130,000,000	395,492

TOTAL INVESTMENTS 95.63%
(Cost $ 42,712,665)		37,876,034
OTHER ASSETS LESS
LIABILITIES 4.37%		1,732,605

NET ASSETS 100.00%		$39,608,639

* Non-income producing security.
See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Global Growth Fund

PERFORMANCE REVIEW

For the one year ended October 31, 2002, Seligman Global Growth Fund posted a disappointing total return of –25.47%, based on the net asset value of Class A shares. This compares to the –13.82% total return of the Fund’s peers, as measured by the Lipper Global Funds Average, the –16.62% total return of the Morgan Stanley Capital International (MSCI) World Growth Index, and the –14.50% total return of the MSCI World Index.

During the period under review, investors worried that economic growth was faltering, and growth stocks suffered the consequences. The Fund’s performance was hurt because the portfolio had been positioned for an economic rebound that did not fully materialize. Exposure to the technology and capital goods sectors also detracted from performance. Finally, the Fund could not avoid being affected by the corporate governance scandals — the Fund’s exposure to Tyco (which the Fund no longer owns) had a large negative impact.

As 2002 began, our view of the US economy was that consumer spending would experience moderate growth, the economy would benefit from a period of inventory rebuilding, earnings would rebound due to cost cutting, and capital expenditures would increase. In hindsight, we were early in our expectations for a recovery. While the consumer did continue to spend, aided by a wave of mortgage refinancings, the inventory rebuilding we saw in the first quarter of 2002 was not sustained. Also, we are still waiting for a clear improvement in corporate profitability, and for this reason, companies have been highly conservative in their capital spending.

As in the US, large-capitalization stocks in Europe posted large losses. Further, Europe did not benefit from the mortgage refinancing trend that has helped boost consumer spending in the US and UK. The Japanese stock market performed relatively well, as did technology stocks in other parts of Asia.

PORTFOLIO STRATEGY

The Fund’s geographical breakdown is largely unchanged from a year ago. Roughly one-half of the Fund’s portfolio is invested in US companies, including all of the Fund’s top-ten holdings. The Fund allocated just over 25% of the portfolio to Continental European stocks, and just under 10% of the portfolio to securities in the UK. The Fund’s largest European concentrations are in Switzerland, the Netherlands, and Germany. The Fund slightly increased its weighting in the Pacific. In this region, Australia has been particularly strong and, to a large degree, insulated from the global economic slowdown. The Fund’s largest industry weightings at October 31, 2002, were in pharmaceuticals and biotechnology, consumer staples, and financials.

FUND OBJECTIVE

Seligman Global Growth Fund, which commenced operations on November 1, 1995, seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.

SELIGMAN GROWTH TEAM Christopher Boova, Melissa Kasper, David Levy (trader), Marion Schultheis (Co-Portfolio Manager).

SELIGMAN GLOBAL INVESTMENT GROUP

Eric Almeraz, Daniel J. Barker, David Cooley (Co-Portfolio Manager), Eli Davidoff (trader), Priscilla Lima, Edward Mehalick, Kamran Moghtaderi, Peter Paone, Peter Sheren, Thuy Tran.

INVESTMENT REPORT
Seligman Global Growth Fund

MAJOR THEMES

The portfolio has a significant weighting in the areas of pharmaceuticals and biotechnology and health care, mainly in the US and in Europe. In general, we believe health care stocks continue to benefit from demographic trends, with the demand for health care products being driven by the aging populations in both regions. In the US, the boomers, currently 76 million strong, will be reaching retirement age by 2011, with 17% of the total population being 65 years and older by 2020. We expect the need for basic health care services to increase, as well as for innovative quality-of-life enhancing products and services. In our opinion, this represents an intermediate to long-term opportunity for biotech. Revenue growth for biotech companies continues to climb as demand for biotech products and services grows. Additionally, many pharmaceutical companies, looking to improve their top-line revenue growth, have been either directly investing in, or have been partnering with, biotech companies.

Consumer stocks represent a substantial portion of the portfolio and have been a bright spot for much of the year — generally meeting earnings expectations and seeing price appreciation. We believe the factors supporting continued increases in consumer spending (including refinancing activity and the prospect of lower interest rates) will be difficult to sustain in the new year. We therefore expect to reduce our weighting as consumer spending weakens.

Investments in the technology sector were the greatest negative contributors to overall portfolio return as the sector continued to languish. At the beginning of the year, we had expected technology stocks to benefit by year-end from renewed capital expenditures. Instead, cost cutting and reduced expenditures caused the sector to suffer further painful declines. We do not expect a recovery in technology until sometime in 2003. Until then, our focus will be on established companies with strong balance sheets, products and client relationships, as well as on those companies whose compelling valuations make them attractive.

We still believe that an economic recovery in the US will be led by the industrial side of the economy, and we continue to position the portfolio for an economic recovery led by industrial and basic material stocks. These stocks have been at depressed levels for nearly two years and present investors with the possibility for significant upside potential. Our holdings in the sector include diversified manufacturing-related concerns.

OUTLOOK

In our opinion, the economic recovery we had been looking for in 2002 has been delayed for six to twelve months. But as expectations have been brought down, and as we continue to see modest improvement in corporate profitability, we believe the stock market may be poised to rebound. Recent economic news in the US has been more positive than earlier in 2002, and we are encouraged by this. The prospect of military action in the Middle East makes the timing of a rebound somewhat uncertain. However, if military conflict can be resolved quickly, we believe that investors may see some improvement in early to mid-2003. As such, we have been moving the portfolio towards an overweighting in non-consumer areas such as industrials and basic materials. We expect these economically sensitive areas to benefit from a rebound. If the US economy improves, Europe and the rest of the world will likely follow. Increased demand from the US should benefit foreign markets, particularly those with a focus on exports.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund

Investment Results Per Share

TOTAL RETURNS
For Periods Ended October 31, 2002

			AVERAGE ANNUAL

	SIX MONTHS*	CLASS I SINCE INCEPTION 11/30/01*	ONE YEAR	FIVE YEARS	CLASS A, D SINCE INCEPTION 11/1/95		CLASS B SINCE INCEPTION 4/22/96	CLASS C SINCE INCEPTION 5/27/99

Class A**
With Sales Charge	(25.14)%	n/a	(29.04)%	(5.30)%	(0.27)%		n/a	n/a
Without Sales Charge	(21.40)	n/a	(25.47)	(4.37)	0.43		n/a	n/a
Class B**
With CDSC†	(25.53)	n/a	(29.62)	(5.30)	n/a		n/a	n/a
Without CDSC	(21.61)	n/a	(25.91)	(5.04)	n/a		(2.11)%	n/a
Class C**
With Sales Charge and CDSC††	(23.11)	n/a	(27.39)	n/a	n/a		n/a	(13.72)%
Without Sales Charge and CDSC	(21.58)	n/a	(25.88)	n/a	n/a		n/a	(13.47)
Class D**
With 1% CDSC	(22.36)	n/a	(26.62)	n/a	n/a		n/a	n/a
Without CDSC	(21.58)	n/a	(25.88)	(5.00)	(0.26)		n/a	n/a
Class I**	(21.06)	(30.25)%	n/a	n/a	n/a		n/a	n/a
Lipper Global Funds Average***	(18.47)	(18.69)	(13.82)	(0.46)	4.29	ø	2.58 †††	6.64
MSCI World Index***	(17.37)	(19.29)	(14.50)	(1.24)	3.68		2.04	(9.50)
MSCI World Growth Index***	(18.65)	(22.72)	(16.62)	(2.48)	2.96		1.15	0.31

NET ASSET VALUE				CAPITAL LOSS INFORMATION For the Year Ended October 31, 2002
	OCTOBER 31, 2002	APRIL 30, 2002	OCTOBER 31, 2001

Class A	$5.18	$6.59	$6.95	Realized	$(1.902)
Class B	4.86	6.20	6.56	Unrealized	(0.639	)øø
Class C	4.87	6.21	6.57
Class D	4.87	6.21	6.57
Class I	5.21	6.60	n/a

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager has reimbursed certain expenses. Absent such reimbursement, returns would have been lower.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
***	The Lipper Global Funds Average and the Morgan Stanley Capital International (MSCI) World Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average excludes the effect of sales charges and taxes and the MSCI World Index excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 66.
†	The CDSC is 5% for periods of one year or less, 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
†††	From April 25, 1996.
ø	From October 31, 1995.
øø	Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 2002.

12

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund

     This chart compares a hypothetical $10,000 investment in Seligman Global Growth Fund to a hypothetical $10,000 investment in the Lipper Global Funds Average, the Morgan Stanley Capital International World Index (MSCI World Index), and the Morgan Stanley International Capital International World Growth Index (MSCI World Growth Index) from the commencement of the Fund’s operations at the close of business on November 1, 1995, through October 31, 2002. Returns for the Fund are shown for Class A (with and without the initial 4.75% maximum sales charge), and Class D (without the 1% CDSC). Calculations assume reinvestment of distributions. It is important to keep in mind that indices and averages exclude the effect of taxes, fees and sales charges and include the reinvestment of all distributions.

   An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

     As shown on page 12, the performances of Class B, Class C and Class I shares, which commenced on later dates, will differ from the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

Largest Portfolio Changes
During Past Six Months

TEN LARGEST PURCHASES	TEN LARGEST SALES

Johnson & Johnson (US)*	Hilton Hotels (US)
General Electric (US)*	Honeywell International (US)**
Wal-Mart Stores (US)*	Lilly (Eli) (US)**
Gallaher Group (ADRs) (UK)*	AOL Time Warner (US)**
GlaxoSmithKline (UK)*	Texas Instruments (US)**
Nomura Holdings (Japan)*	Citigroup (US)**
Nestlé (Switzerland)*	Cisco Systems (US)
Telecom Italia Mobile “T.I.M.” (Italy)*	Bayerische Motoren Werke “BMW” (Germany)
Gucci Group (NY shares) (Netherlands)*	Microsoft (US)
Unilever (NY shares) (Netherlands)*	CIENA (US)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

13

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund

Country Allocation
October 31, 2002
	FUND	MSCI WORLD INDEX

CONTINENTAL EUROPE	26.91%	17.92%
Austria	0.96	0.05
Belgium	0.59	0.41
Denmark	0.50	0.30
Finland	3.53	0.88
France	2.84	3.73
Germany	3.16	2.50
Greece	—	0.15
Ireland	1.04	0.32
Israel	0.78	—
Italy	2.70	1.53
Luxembourg	—	0.03
Netherlands	3.67	2.29
Norway	0.52	0.19
Portugal	—	0.13
Russia	0.72	—
Spain	1.62	1.30
Sweden	—	0.76
Switzerland	4.28	3.35
JAPAN	5.97	8.71
LATIN AMERICA	0.99	—
Mexico	0.99	—
PACIFIC	3.71	3.09
Australia	2.10	1.95
Hong Kong	0.87	0.69
New Zealand	—	0.07
Singapore	—	0.38
South Korea	0.51	—
Taiwan	0.23	—
UNITED KINGDOM	9.81	11.49
UNITED STATES	48.38	56.17
OTHER	0.79	2.62
Bermuda	—	0.34
Canada	0.79	2.19
Cayman Islands	—	0.09
OTHER ASSETS LESS
LIABILITIES	3.44	—

TOTAL	100.00%	100.00%

Largest Industries
October 31, 2002

Regional Allocation
October 31, 2002

Largest Portfolio Holdings
October 31, 2002
SECURITY	VALUE

Medtronic (US)	$3,158,400
Pfizer (US)	2,633,733
Amgen (US)	2,622,736
Intel (US)	2,580,176
Coca-Cola (US)	2,491,328
Robert Half International (US)	2,411,480
MedImmune (US)	2,331,157
Johnson & Johnson (US)	2,097,375
Dow Chemical (US)	2,022,022
Microsoft (US)	1,785,731

PORTFOLIO OF INVESTMENTS
October 31, 2002
Seligman Global Growth Fund

	SHARES	VALUE

COMMON STOCKS 96.56%
AUSTRALIA 2.10%
Commonwealth Bank of
Australia* (Financials)	31,900	$538,168
News Corp. (ADRs) (Media)	38,800	901,324

		1,439,492

AUSTRIA 0.96%
Mayr-Melnhof Karton
(Containers and Packaging)	10,000	658,306

BELGIUM 0.59%
Omega Pharma (Health Care
Equipment and Services)	9,600	403,226

CANADA 0.79%
Precision Drilling* (Energy)	15,900	542,985

DENMARK 0.50%
Danske Bank (Financials)	21,700	344,607

FINLAND 3.53%
Fortum (Energy)	99,000	591,942
Nokia (Communications
Equipment)	13,400	227,121
Nokia (ADRs)	35,300	586,686
UPM-Kymmene* (Paper and
Forest Products)	31,300	1,013,081

		2,418,830

FRANCE 2.84%
Aventis (Pharmaceuticals and
Biotechnology)	15,600	931,986
Caisse Nationale Credit
Agricole (Financials)	20,550	335,514
Carrefour (Consumer Staples)	7,600	352,119
Total Fina Elf (ADRs) (Energy)	4,800	326,496

		1,946,115

GERMANY 3.16%
Bayerische Motoren Werke
“BMW” (Automobiles and
Components)	15,750	561,144
Deutsche Bank (Financials)	4,700	203,839
E.ON (Utilities)	22,950	1,027,471
PUMA (Consumer Durables
and Apparel)	5,700	368,982

		2,161,436

HONG KONG 0.87%
CNOOC (Energy)	479,900	596,848

IRELAND 1.04%
Bank of Ireland (Financials)	64,334	712,110

ISRAEL 0.78%
Teva Pharmaceutical Industries
(ADRs) (Pharmaceuticals
and Biotechnology)	6,900	534,233

ITALY 2.70%
Eni (Energy)	59,950	830,665
Telecom Italia Mobile “T.I.M.”
(Telecommunication
Services)	219,000	1,015,092

		1,845,757

JAPAN 5.97%
Canon (Office Electronics)	22,500	828,412
East Japan Railway
(Transportation)	95	431,801
Hankyu Department Stores
(Retailing)	50,000	271,657
Honda Motor (Automobiles
and Components)	11,500	411,233
Icom (Communications
Equipment)	6,400	58,232
Nomura Holdings (Financials)	74,000	849,917
Sony (Consumer Durables and
Apparel)	12,500	536,594
Takeda Chemical Industries
(Pharmaceuticals and
Biotechnology)	16,900	700,696

		4,088,542

MEXICO 0.99%
Teléfonos de México (Class L
ADSs) (Telecommunication
Services)	22,200	677,100

NETHERLANDS 3.67%
Gucci Group (NY shares)
(Consumer Durables and
Apparel)	9,200	831,220
Reed Elsevier* (Media)	63,500	790,111
Unilever (NY shares)
(Consumer Staples)	13,900	889,739

		2,511,070

NORWAY 0.52%
DnB Holding (Financials)	77,200	355,154

RUSSIA 0.72%
Surgutneftegaz (ADRs)
(Energy)	27,200	488,784

SOUTH KOREA 0.51%
Korea Tobacco & Ginseng
(GDRs) (Consumer Staples)	18,000	133,200
LG Micron (Capital Goods)	9,350	212,830

		346,030

SPAIN 1.62%
Banco Bilbao Vizcaya
Argentaria (Financials)	34,250	325,630
Banco Popular Español
(Financials)	18,225	778,828

		1,104,458

See footnotes on page 16.

PORTFOLIO OF INVESTMENTS
October 31, 2002
Seligman Global Growth Fund

	SHARES	VALUE

SWITZERLAND 4.28%
Nestlé (Consumer Staples)	4,540	$970,951
Novartis (Pharmaceuticals and
Biotechnology)	13,100	498,365
Swiss Re (Financials)	4,900	339,381
Syngenta (Chemicals)	15,800	937,921
Zurich Financial Services
(Financials)	1,932	181,464

		2,928,082

TAIWAN 0.23%
Taiwan Semiconductor
Manufacturing (ADRs)*
(Semiconductor Equipment
and Products)	19,700	154,054

UNITED KINGDOM 9.81%
AstraZeneca (ADRs)
(Pharmaceuticals and
Biotechnology)	16,100	604,555
Barclays (Financials)	59,400	410,454
BHP Billiton (Metals ands
Mining)	100,500	490,204
BP (ADRs) (Energy)	8,000	307,600
British Sky Broadcasting
Group* (Media)	40,450	381,638
Diageo (Consumer Staples)	24,888	280,337
Gallaher Group (ADRs)
(Consumer Staples)	28,000	1,089,200
GlaxoSmithKline*
(Pharmaceuticals and
Biotechnology)	24,000	904,560
Royal Bank of Scotland Group*
(Financials)	43,981	1,034,116
Smiths Group (Capital Goods)	34,600	396,765
Vodafone Group (ADRs)
(Telecommunication
Services)	51,200	815,104

		6,714,533

UNITED STATES 48.38%
Amgen* (Pharmaceuticals and
Biotechnology)	56,300	2,622,736
Cisco Systems*
(Communications
Equipment)	134,900	1,508,856
Coca-Cola (Consumer Staples)	53,600	2,491,328
Consolidated Edison (Utilities)	18,500	787,545
Dow Chemical* (Chemicals)	77,800	2,022,022
General Electric (Capital
Goods)	56,500	1,426,625
Hilton Hotels (Hotels,
Restaurants and Leisure)	127,000	1,562,100
Intel (Semiconductor
Equipment and Products)	149,100	2,580,176
International Business
Machines* (Computers and
Peripherals)	22,600	1,784,044
Johnson & Johnson
(Pharmaceuticals and
Biotechnology)	35,700	2,097,375
MedImmune*
(Pharmaceuticals and
Biotechnology)	91,400	2,331,157
Medtronic (Health Care
Equipment and Services)	70,500	3,158,400
Microsoft* (Software and
Services)	33,400	1,785,731
Pfizer (Pharmaceuticals and
Biotechnology)	82,900	2,633,733
Robert Half International*
(Commercial Services and
Supplies)	144,400	2,411,480
UST (Consumer Staples)	16,800	513,912
Wal-Mart Stores (Retailing)	26,100	1,397,655

		33,114,875

TOTAL INVESTMENTS 96.56%
(Cost $ 74,792,276)		66,086,627
OTHER ASSETS LESS
LIABILITIES 3.44%		2,355,190

NET ASSETS 100.00%		$68,441,817

* Non-income producing security.
See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Global Smaller Companies Fund

PERFORMANCE REVIEW

Seligman Global Smaller Companies Fund operated within a very challenging investment environment, and for the one year ended October 31, 2002, the Fund posted a total return of –19.41%, based on the net asset value of Class A shares. This compares to the –20.23% total return of the Lipper Global Small Cap Funds Average, and the –6.78% total return of the Salomon Smith Barney Extended Market Index World. Investments in the technology sector contributed to the Fund’s negative performance. Also, the Fund lacked exposure to the lower-quality stocks that performed well toward the end of the period.

During the past year, the US economy continued to show signs of recovery, and has now posted four quarters of positive economic growth. However, areas of uncertainty — such as continued weak corporate profits and spending, wavering consumer confidence, a spate of corporate governance scandals, and increased geopolitical tensions — weighed heavily on the US stock market. The US Federal Reserve Board cut the federal funds rate by another 50 basis points on November 6, 2002, in an effort to stimulate economic activity.

Stock markets abroad posted mixed results. European economies are sluggish, and stock performance there reflected this economic weakness. The European Central Bank lowered interest rates 50 basis points on November 6, 2002, in an effort to revive flagging economies in the euro zone. Europe, however, was largely unaffected by the wave of corporate accounting scandals. As in the US, consumers in the UK have been resilient and have benefited from low interest rates and mortgage refinancings. Consumer spending has also been strong in Asia, particularly in South Korea.

PORTFOLIO STRATEGY

During the period under review, the Fund was positioned for a cyclical recovery. In the international portion of the portfolio, we sought to broaden the portfolio by increasing the number of holdings. We also sought to spread geographic risk, adding exposure to new markets.

United States

Investments in the technology sector were a negative contributor to performance as the sector continued to languish. While technology may be nearing the bottom of a cyclical downturn, the weak economic recovery and other factors weighing on the market may result in further stock price declines among technology stocks. Businesses are unlikely to resume spending on capital budget items until the economy improves, and the sector is unlikely to advance until that occurs. However, we believe that valuations are currently highly attractive, and we may use further price declines as opportunities to selectively add technology to the portfolio in the coming months.

The Fund’s investments in the health care area have been focused on undervalued health care service companies and

FUND OBJECTIVE

Seligman Global Smaller Companies Fund, which commenced investment operations on September 9, 1992, seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.

SELIGMAN SMALL COMPANY GROWTH TEAM

Michael Alpert, Patricia Chou, Matthew D’Alto, Mary Dugan, Mira Lee, Jonathan Roth (trader), Rick Ruvkun (Co-Portfolio Manager), and Stephan Yost. The international portion of the portfolio is managed by Iain Clark of Henderson Investment Management Limited and a team of investment professionals based in London.

17

INVESTMENT REPORT
Seligman Global Smaller Companies Fund

biotechnology firms with established products and established cash flow. During the past year, the health care industry underperformed, and we have been lowering the Fund’s exposure. The Fund’s stock selections performed well on a relative basis, however.

The Fund’s exposure to the energy sector helped the portfolio’s overall returns. While the sector delivered generally negative returns, the energy stocks within the Fund’s portfolio delivered excellent performance, both on an absolute and relative basis. We have recently begun to eliminate some of these names from the portfolio because we believe they have become fully valued.

The Fund’s overweighting in industrial stocks, as well as strong selection within this group, also made a positive contribution to portfolio returns. We have begun to increase our exposure to this area because we believe that industrial companies will see earnings grow based on renewed demand when manufacturing picks up, as these companies have cut costs and implemented inventory control programs over the past two years.

United Kingdom

The UK’s economy remained strong relative to Continental Europe, but reasonable stock valuations were difficult to find. In light of the boom in mortgage refinancings and the low interest rate environment, the Fund has exposure to the construction industry. There is strong demand for modestly priced houses, and the Fund owned the stock of a house builder as a way to capitalize on this trend. Reflecting the continued strength of the consumer in the UK, we also had exposure to consumer-related stocks.

Continental Europe

In Europe, economic conditions were weak, but we believe this will slowly improve as the US economic recovery takes hold. The Fund was hurt by its exposure to the outsourcing theme in Europe. During the past year, companies cut back on outsourc-ing, and business services stocks suffered. The Fund broadened the portfolio by adding exposure to Austria, which we believed to be oversold, and to Norway, Finland, and Sweden.

Pacific Region

Japan and other Pacific markets make up roughly 12% of the Fund’s portfolio. South Korea in particular has benefited from healthy consumer demand, and the Fund’s exposure here has focused on consumer-related stocks such as supermarkets and other retail shops. In Japan, the Fund’s portfolio is well diversified, and our holdings here include a jewelry company and a mushroom manufacturer.

OUTLOOK

We believe that the US economy is in the beginning of an enduring, albeit slow and possibly unsteady, economic recovery. In our view, this recovery will be led by industrial companies and consumer companies are likely to fall behind as consumer spending weakens. We believe that the portfolio is currently well positioned for an environment of renewed economic strength, and particularly for an increase in industrial demand. In addition, investors in small-capitalization stocks may be encouraged by the fact that these stocks have historically outperformed larger-cap stocks as the economy emerges from a slowdown.

In international markets, things are slowly improving. We believe the economic weakness in Europe has created opportunities for the Fund to purchase attractively valued stocks. The Fund has a particular emphasis on companies with strong cash flow. With bond yields so low, we think investors in search of higher returns will move money back into equities. Going forward, the portfolio is positioned for cyclical, not structural, growth, and we are hopeful that 2003 will be a more successful year for world stock markets and for the Fund.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Smaller Companies Fund

Country Allocation
October 31, 2002
	FUND	SALOMON SMITH BARNEY EM INDEX WORLD

CONTINENTAL EUROPE	20.14%	17.08%
Austria	1.39	0.08
Belgium	0.85	0.39
Czech Republic	—	0.01
Denmark	0.68	0.27
Finland	1.27	0.68
France	2.14	3.52
Germany	3.45	2.54
Greece	—	0.16
Iceland	—	0.01
Ireland	0.99	0.34
Italy	1.21	1.63
Luxembourg	—	0.05
Netherlands	2.15	2.30
Norway	—	0.14
Portugal	—	0.14
Spain	4.00	1.39
Sweden	0.43	0.72
Switzerland	1.58	2.71
JAPAN	8.06	9.16
PACIFIC	3.88	4.12
Australia	1.64	1.97
China	—	0.01
Hong Kong	0.98	0.85
New Zealand	0.36	0.09
Singapore	—	0.41
South Korea	0.90	0.79
UNITED KINGDOM	4.97	10.57
UNITED STATES	58.54	56.06
OTHER	0.84	3.01
Bahamas	—	0.03
Bermuda	—	0.39
British Virgin Islands	—	0.03
Canada	0.84	2.49
Cayman Islands	—	0.07
OTHER ASSETS LESS
LIABILITIES	3.57	—

TOTAL	100.00%	100.00%

Largest Industries
October 31, 2002

Regional Allocation
October 31, 2002

Largest Portfolio Holdings
October 31, 2002

SECURITY	VALUE

XTO Energy (US)	$2,813,850
Waste Connections (US)	2,712,407
Pioneer Natural Resources (US)	2,440,991
Patterson-UTI Energy (US)	2,337,140
Iron Mountain (US)	2,304,757
Corporate Executive Board (US)	1,994,418
Cox Radio (Class A) (US)	1,963,298
Priority Healthcare (Class B) (US)	1,912,338
Apria Healthcare Group (US)	1,807,299
Tokyo Steel Manufacturing (Japan)	1,800,535

PERFORMANCE AND PORTFOLIO PVERVIEW
Seligman Global Smaller Companies Fund

Investment Results Per Share

TOTAL RETURNS
For Periods Ended October 31, 2002
			AVERAGE ANNUAL

	SIX MONTHS*	CLASS I SINCE INCEPTION 11/30/01*	ONE YEAR	FIVE YEARS	10 YEARS	CLASS B SINCE INCEPTION 4/22/96		CLASS C SINCE INCEPTION 5/27/99	CLASS D SINCE INCEPTION 5/3/93

Class A**
With Sales Charge	(29.81)%	n/a	(23.27)%	(8.97)%	4.80%	n/a		n/a	n/a
Without Sales Charge	(26.29)	n/a	(19.41)	(8.08)	5.32	n/a		n/a	n/a
Class B**
With CDSC†	(30.27)	n/a	(23.98)	(9.10)	n/a	n/a		n/a	n/a
Without CDSC	(26.60)	n/a	(19.98)	(8.78)	n/a	(5.49)%		n/a	n/a
Class C**
With Sales Charge and CDSC††	(28.10)	n/a	(21.62)	n/a	n/a	n/a		(11.80)%	n/a
Without Sales Charge and CDSC	(26.67)	n/a	(20.06)	n/a	n/a	n/a		(11.54)	n/a
Class D**
With 1% CDSC	(27.40)	n/a	(20.86)	n/a	n/a	n/a		n/a	n/a
Without CDSC	(26.67)	n/a	(20.06)	(8.79)	n/a	n/a		n/a	2.86%
Class I**	(26.11)	(22.81)%	n/a	n/a	n/a	n/a		n/a	n/a
Lipper Global Small Cap
Funds Average***	(26.30)	(25.68)	(20.23)	(0.68)	9.33	2.53	ø	(3.38)	8.98	øø
Salomon Smith Barney
EM Index World***	(19.45)	(12.11)	(6.78)	(0.20)	6.72	1.63	‡	(2.58)‡‡	5.14

NET ASSET VALUE				CAPITAL LOSS INFORMATION For the Year Ended October 31, 2002
	OCTOBER 31, 2002	APRIL 30, 2002	OCTOBER 31, 2001

Class A	$8.97	$12.17	$11.13	Realized	$(1.912)
Class B	8.25	11.24	10.31	Unrealized	(1.528	)øøø
Class C	8.25	11.25	10.32
Class D	8.25	11.25	10.32
Class I	9.00	12.18	n/a

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager has reimbursed certain expenses. Absent such reimbursement, returns would have been lower.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
***	The Lipper Global Small Cap Funds Average and the Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Small Cap Funds Average excludes the effect of sales charges and taxes, and the Salomon Smith Barney EM Index World excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 66.
†	The CDSC is 5% for periods of one year or less, 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
‡	From April 30, 1996.
‡‡	From May 31, 1999.
ø	From April 25, 1996.
øø	From April 30, 1993.
øøø	Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 2002.

20

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Smaller Companies Fund

     This chart compares a hypothetical $10,000 investment in Seligman Global Smaller Companies Fund to a hypothetical $10,000 investment in the Lipper Global Small Cap Funds Average and the Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) for the 10-year period ended October 31, 2002. Returns for the Fund are shown for Class A (with and without the initial 4.75% maximum sales charge). Calculations assume reinvestment of distributions. It is important to keep in mind that indices and averages exclude the effect of taxes, fees and sales charges and include the reinvestment of all distributions.

   An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. The stocks of smaller companies may be subject to above-average risk.

     As shown on page 20, the performances of Class B, Class C, Class D, and Class I shares, which commenced on later dates, will differ from the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

Largest Portfolio Changes
During Past Six Months

TEN LARGEST PURCHASES	TEN LARGEST SALES

Koa (Japan)	Smith International (US)**
OBIC (Japan)	XTO Energy (US)
Kobayashi Pharmaceutical (Japan)*	THQ (US)**
Advance Auto Parts (US)*	Henry Schein (US)**
Tokyo Steel Manufacturing (Japan)	Compagnie Francaise d’Etudes et de Construction “Technip” (France)**
Moshi Moshi Hotline (Japan)	Ferretti (Italy)**
PETCO Animal Supplies (US)*	Compañía de Distribución Integral Logista (Spain)**
Select Medical (US)*	Spinnaker Exploration (US)**
Otsuka Kagu (Japan)	Copart (US)**
Taiyo Ink Manufacturing (Japan)	PizzaExpress (UK)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

PORTFOLIO OF INVESTMENTS
October 31, 2002
Seligman Global Smaller Companies Fund

	SHARES	VALUE

COMMON STOCKS 96.43%
AUSTRALIA 1.64%
Billabong International
(Retailing)	187,888	$698,599
Foodland Associated (Food
and Drug Retailing)	72,160	762,861
MIA Group (Health Care
Equipment and Services)	1,447,532	602,481
Toll Holdings (Transportation)	45,000	651,789

		2,715,730

AUSTRIA 1.39%
OMV (Energy)	6,900	667,606
Telekom Austria*
(Telecommunication
Services)	113,881	866,624
Voestalpine (Metals and
Mining)	30,000	759,311

		2,293,541

BELGIUM 0.85%
Omega Pharma (Health Care
Equipment and Services)	33,500	1,407,091

CANADA 0.84%
Dofasco (Metals and Mining)	17,000	312,736
Four Seasons Hotels (Hotels,
Restaurants and Leisure)	12,100	397,485
Potash of Saskatchewan
(Chemicals)	3,500	235,696
Sierra Wireless*
(Communications
Equipment)	13,900	62,368
SNC-Lavalin Group (Capital
Goods)	16,500	380,216

		1,388,501

DENMARK 0.68%
Group 4 Falck* (Commercial
Services and Supplies)	45,600	1,121,071

FINLAND 1.27%
Instrumentarium (Health Care
Equipment and Services)	35,535	877,981
Kone (Capital Goods)	49,200	1,227,764

		2,105,745

FRANCE 2.14%
Carbone Lorraine (Capital
Goods)	36,809	928,011
Elior (Hotels, Restaurants and
Leisure)	153,141	718,909
Financiere Marc de Lacharriere
“Fimalac” (Consumer
Durables and Apparel)	27,820	696,160
Médidep* (Health Care
Equipment and Services)	52,632	711,061
Pinguely-Haulotte (Capital
Goods)	132,000	483,990

		3,538,131

GERMANY 3.45%
BERU (Automobiles and
Components)	18,169	727,235
Celanese (Chemicals)	37,944	715,501
FJA (Software)	30,483	790,515
Fraport (Transportation)	46,000	938,786
GfK (Commercial Services and
Supplies)	65,290	924,659
Medion (Retailing)	35,200	1,363,695
SGL Carbon* (Capital Goods)	30,000	235,709

		5,696,100

HONG KONG 0.98%
Café de Coral Holdings
(Hotels, Restaurants and
Leisure)	871,000	569,547
Convenience Retail Asia*
(Consumer Staples)	1,638,000	430,536
TechTronic Industries
(Consumer Durables and
Apparel)	820,950	626,290

		1,626,373

IRELAND 0.99%
Irish Life & Permanent
(Financials)	62,000	735,295
Jurys Doyle Hotel Group
(Hotels, Restaurants and
Leisure)	130,000	899,353

		1,634,648

ITALY 1.21%
Amplifon (Health Care
Equipment and Services)	51,018	929,764
Italgas* (Utilities)	109,511	1,064,980

		1,994,744

JAPAN 8.06%
Asatsu-DK (Media)	82,500	1,421,313
Koa (Electronic Equipment
and Instruments)	233,000	1,394,982
Kobayashi Pharmaceutical
(Health Care Equipment
and Services)	45,500	1,782,715
Konami Sports (Hotels,
Restaurants and Leisure)	61,300	894,796
Mitsubishi Securities
(Financials)	307,000	1,525,435
Moshi Moshi Hotline
(Commercial Services and
Supplies)	23,700	716,222
OBIC (IT Consulting and
Services)	9,000	1,392,172
Otsuka Kagu (Retailing)	55,700	893,813
Taiyo Ink Manufacturing
(Chemicals)	49,800	1,500,917
Tokyo Steel Manufacturing
(Metals and Mining)	492,300	1,800,535

		13,322,900

See footnotes on page 25.

PORTFOLIO OF INVESTMENTS
October 31, 2002
Seligman Global Smaller Companies Fund

	SHARES	VALUE

NETHERLANDS 2.15%
IHC Caland (Capital Goods)	20,558	$911,551
New Skies Satellites* (Media)	247,499	975,966
United Services Group
(Commercial Services and
Supplies)	71,606	580,299
Van der Moolen Holding
(Financials)	48,571	1,082,461

		3,550,277

NEW ZEALAND 0.36%
Fisher & Paykel Appliances
Holdings (Consumer
Durables and Apparel)	111,457	594,040

SOUTH KOREA 0.90%
Lotte Chilsung Beverage (Food,
Beverage and Tobacco)	1,550	739,845
Lotte Confectionary
(Consumer Staples)	1,860	740,351

		1,480,196

SPAIN 4.00%
Actividades de Construcción y
Servicios (Capital Goods)	45,200	1,250,792
Aldeasa (Retailing)	57,000	794,296
Aurea Concesiones de
Infraestructuras del Estado
(Transportation)	52,849	1,134,450
Barón de Ley* (Food, Beverage
and Tobacco)	56,510	1,507,918
Gamesa Corporación
Tecnológica “Gamesa”
(Utilities)	56,105	917,119
Metrovacesa (Financials)	51,803	1,011,138

		6,615,713

SWEDEN 0.43%
Swedish Match* (Consumer
Staples)	100,000	718,524

SWITZERLAND 1.58%
Kaba Holding (Capital Goods)	23	3,730
Lonza Group (Chemicals)	7,536	457,028
Schindler Holding (Capital
Goods)	4,380	733,996
Swisslog Holding (Capital
Goods)	62,564	566,496
Unilabs (Health Care
Equipment and Services)	45,700	586,729
Unique Zurich Airport*
(Transportation)	7,689	260,560

		2,608,539

UNITED KINGDOM 4.97%
AMEC (Capital Goods)	208,000	677,181
Ashtead Group (Commercial
Services and Supplies)	650,461	256,767
Chrysalis Group (Media)	350,000	993,337
Dairy Crest Group (Consumer
Staples)	88,000	554,426
Eidos* (Software)	462,000	830,608
Enterprise Inns (Hotels,
Restaurants and Leisure)	150,000	1,356,597
Hit Entertainment (Media)	287,500	1,085,454
National Express Group
(Transportation)	125,000	711,324
Sanctuary Group (Media)	529,716	267,072
SSL International (Health Care
Equipment and Services)	80,000	442,115
J.D. Wetherspoon (Hotels,
Restaurants and Leisure)	230,000	1,030,170

		8,205,051

UNITED STATES 58.54%
Activision* (Software)	64,000	1,310,080
Acxiom* (IT Consulting and
Services)	58,500	738,270
Adaptec* (Communications
Equipment)	160,220	956,513
Advance Auto Parts*
(Retailing)	25,465	1,363,651
Aeroflex* (Capital Goods)	141,300	817,420
Affiliated Managers Group*
(Financials)	24,400	1,266,848
Agile Software* (Software)	172,405	1,169,768
Airgas* (Chemicals)	25,700	392,182
Alexion Pharmaceuticals*
(Pharmaceuticals and
Biotechnology)	54,300	553,588
Alliance Gaming* (Hotels,
Restaurants and Leisure)	77,300	1,297,481
Alliance Imaging* (Health Care
Equipment and Services)	114,700	1,286,934
American Capital Strategies
(Financials)	62,600	1,231,342
AMETEK (Capital Goods)	28,200	995,178
Apria Healthcare Group*
(Health Care Equipment
and Services)	74,100	1,807,299
Arch Capital Group*
(Financials)	27,100	756,090
ArQule* (Pharmaceuticals and
Biotechnology)	68,000	388,960
ATMI* (Semiconductor
Equipment and Products)	23,000	423,430
Big Lots* (Retailing)	52,585	872,911
Brown & Brown (Financials)	32,200	978,880
CACI International (Class A)*
(IT Consulting and Services)	26,600	1,088,206
Career Education*
(Commercial Services and
Supplies)	35,300	1,415,177
Cell Genesys*
(Pharmaceuticals and
Biotechnology)	59,600	623,714

See footnotes on page 25.

PORTFOLIO OF INVESTMENTS
October 31, 2002
Seligman Global Smaller Companies Fund

	SHARES	VALUE

UNITED STATES (continued)
Charles River Laboratories
International*
(Pharmaceuticals and
Biotechnology)	4,700	$172,725
Cheesecake Factory* (Hotels,
Restaurants and Leisure)	23,700	803,548
Christopher & Banks*
(Retailing)	28,500	760,950
Cirrus Logic* (Semiconductor
Equipment and Products)	125,300	414,117
CLARCOR (Capital Goods)	15,200	469,832
Cognex* (Electronic
Equipment and
Instruments)	49,800	944,706
Community First Bankshares
(Financials)	6,100	167,292
Community Health Systems*
(Health Care Equipment
and Services)	61,310	1,440,785
Corinthian Colleges*
(Commercial Services and
Supplies)	44,430	1,686,119
Corporate Executive Board*
(Commercial Services and
Supplies)	60,100	1,994,418
CoStar Group* (Commercial
Services and Supplies)	13,610	222,796
Cox Radio (Class A)* (Media)	82,700	1,963,298
CuraGen* (Pharmaceuticals
and Biotechnology)	50,200	190,007
CV Therapeutics*
(Pharmaceuticals and
Biotechnology)	29,600	710,548
Cymer* (Semiconductor
Equipment and Products)	16,800	421,932
Diagnostic Products (Health
Care Equipment and
Services)	13,300	548,625
Documentum* (Software)	110,525	1,615,323
DRS Technologies* (Capital
Goods)	31,200	1,033,968
East West Bancorp (Financials)	37,900	1,305,655
EDO (Capital Goods)	33,800	566,150
Education Management*
(Commercial Services and
Supplies)	18,400	674,636
J.D. Edwards* (Software)	147,790	1,743,183
EMCOR Group* (Capital
Goods)	9,000	437,490
Endo Pharmaceuticals
Holdings* (Pharmaceuticals
and Biotechnology)	53,200	360,430
Enzon* (Pharmaceuticals and
Biotechnology)	49,865	966,882
Exar* (Semiconductor
Equipment and Products)	67,800	854,280
F.N.B. (Financials)	19,900	569,239
FEI* (Semiconductor
Equipment and Products)	25,500	407,362
Fred’s (Retailing)	9,200	251,390
Gladstone Capital (Financials)	44,700	740,455
Heartland Express*
(Transportation)	16,500	324,060
Hewitt Associates (Class A)*
(Commercial Services and
Supplies)	8,300	244,435
Hollywood Entertainment*
(Retailing)	62,500	1,228,438
Hughes Supply (Retailing)	22,300	761,545
IDEX (Capital Goods)	9,500	285,380
Informatica* (Software)	167,900	875,599
Integra LifeSciences Holdings*
(Health Care Equipment
and Services)	50,800	698,754
Iron Mountain* (Commercial
Services and Supplies)	81,700	2,304,757
Isis Pharmaceuticals*
(Pharmaceuticals and
Biotechnology)	85,850	839,184
Jarden* (Containers and
Packaging)	21,900	524,067
Knight Transportation*
(Transportation)	16,100	316,445
LifePoint Hospitals* (Health
Care Equipment and
Services)	47,100	1,475,879
Manugistics Group* (Software)	85,305	247,385
Medical Staffing Network
Holdings* (Commercial
Services and Supplies)	54,700	729,698
Medicis Pharmaceutical
(Class A)* (Pharmaceuticals
and Biotechnology)	31,800	1,459,620
Microtune* (Semiconductor
Equipment and Products)	88,400	148,954
NetIQ* (Software)	66,400	936,904
New York Community
Bancorp (Financials)	20,400	592,620
Oakley* (Consumer Durables
and Apparel)	112,015	1,324,017
OSI Pharmaceuticals*
(Pharmaceuticals and
Biotechnology)	33,400	578,655
P.F. Chang’s China Bistro*
(Hotels, Restaurants and
Leisure)	19,250	662,970
Patterson-UTI Energy* (Energy)	80,800	2,337,140
Performance Food Group*
(Consumer Staples)	43,365	1,609,709
PETCO Animal Supplies*
(Retailing)	63,365	1,586,343
Pioneer Natural Resources
(Energy)	98,150	2,440,991

See footnotes on page 25.

PORTFOLIO OF INVESTMENTS
October 31, 2002
Seligman Global Smaller Companies Fund

	SHARES	VALUE

UNITED STATES (continued)
Powerwave Technologies*
(Communications
Equipment)	76,900	$356,431
Priority Healthcare (Class B)*
(Health Care Equipment
and Services)	78,600	1,912,338
RARE Hospitality
International* (Hotels,
Restaurants and Leisure)	55,600	1,483,964
Resources Connection*
(Commercial Services and
Supplies)	77,855	1,331,321
SangStat Medical*
(Pharmaceuticals and
Biotechnology)	54,000	1,008,180
Select Medical* (Health Care
Equipment and Services)	90,100	1,165,894
Semtech* (Semiconductor
Equipment and Products)	37,600	531,852
Serologicals* (Pharmaceuticals
and Biotechnology)	51,400	495,753
Silicon Image* (Semiconductor
Equipment and Products)	118,500	529,695
Sonic* (Hotels, Restaurants
and Leisure)	16,700	388,943
SonoSite* (Health Care
Equipment and Services)	50,200	740,952
Southwest Bancorporation of
Texas* (Financials)	26,500	749,288
Station Casinos* (Hotels,
Restaurants and Leisure)	89,600	1,611,904
Talbots (Retailing)	18,200	504,504
Tekelec* (Communications
Equipment)	27,400	236,873
Thoratec* (Health Care
Equipment and Services)	84,300	749,006
Transkaryotic Therapies*
(Pharmaceuticals and
Biotechnology)	24,350	283,921
UCBH Holdings (Financials)	29,000	1,214,955
United Bankshares (Financials)	20,100	608,728
Varian Semiconductor
Equipment Associates*
(Semiconductor Equipment
and Products)	31,500	750,960
W Holding (Financials)	30,900	549,093
Waste Connections*
(Commercial Services and
Supplies)	74,150	2,712,407
Watson Wyatt Holdings*
(Commercial Services and
Supplies)	42,700	843,325
West* (Commercial Services
and Supplies)	54,900	879,498
Wet Seal (Class A)* (Retailing)	41,000	477,035
XTO Energy (Energy)	117,000	2,813,850
Zebra Technologies (Class A)*
(Office Electronics)	17,900	1,101,118

		96,737,400

TOTAL INVESTMENTS 96.43%
(Cost $188,831,617)		159,354,315
OTHER ASSETS
LESS LIABILITIES 3.57%		5,899,282

NET ASSETS 100.00%		$165,253,597

* Non-income producing security.
See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Global Technology Fund

PERFORMANCE REVIEW

Seligman Global Technology Fund posted a total return of –25.78%, based on the net asset value of Class A shares during the one year ended October 31, 2002. This decline was not as steep as the –33.69% return of its peer group, as measured by the Lipper Science and Technology Funds Average. During the same time period, the Morgan Stanley Capital International (MSCI) World Index, which has significantly less technology than the Fund, returned –14.50%.

The past year was extraordinarily difficult and disappointing for technology stocks around the world. At the beginning of the period, markets were expecting an economic recovery (which would benefit battered technology companies) by the end of 2002. As the year progressed, however, prospects for a global recovery were pushed considerably further into the future. The market began to realize that end demand was not moving nearly as quickly as supply. The second calendar quarter of 2002 saw especially dismal earnings reports for technology companies across the board, and this sent technology stocks falling. Third-quarter earnings were better, largely because companies set the bar low, and were thus more successful in meeting their targets.

During the period under review, European technology markets, which are heavily weighted with struggling telecommunications companies, lagged the US market. Asian markets outperformed earlier in the time period, but relinquished their lead as investors worried that Asian technology companies would remain mired in difficulty if the US failed to pull out of its economic slump.

PORTFOLIO STRATEGY

During this difficult period, we continued to employ a bottom-up stock selection process, looking for companies with attractive risk/reward characteristics and reasonable valuations — around the world and across various subsectors of technology. The Fund’s theme has been to favor relatively defensive technology companies with less earnings variability than the average technology stock. We also like companies that can grow quickly by taking market share.

One of the Fund’s largest industry weightings was software, which performed in line with the rest of the technology market. However, within this group we were selective, and the stocks we chose performed well on a relative basis, although many delivered negative absolute returns. Some of the worst-performing industries during the year were communications equipment and semiconductors. Fortunately, the Fund had only modest exposure to these groups. The Fund’s holdings in IT services and processing services were poor performers.

FUND OBJECTIVE

Seligman Global Technology Fund, which commenced operations on May 23, 1994, seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and technology-related industries.

SELIGMAN TECHNOLOGY GROUP (WEST COAST) Gregory Coté, Ajay Diwan, Patrick Renda, Vishal Saluja, Reema Shah, Paul Wick, Lauren Wu.

SELIGMAN TECHNOLOGY GROUP (EAST COAST)

Storm Boswick, Melissa Breakstone, Eli Davidoff (trader), Frank Fay (trader), Thomas Hirschfeld, James Nguyen, Richard Parower (Co-Portfolio Manager), Sangeeth Peruri, Lawrence Rosso (trader), Sushil Wagle, Steve Werber (Co-Portfolio Manager).

INVESTMENT REPORT
Seligman Global Technology Fund

United States

More than one-half of the Fund’s portfolio is invested in US technology stocks, focusing mainly on software and services. Within this area, the Fund favors companies that are rolling out a product that is attractive to customers, or companies whose existing products potentially offer a rapid return on investment with low average selling prices. We also favor companies selling software that is seen as less discretionary than other types of software. Examples would include software designed to help improve security or competitiveness.

Europe

It has been difficult to find good investment opportunities in the sluggish European markets, and the Fund has been under-weighted here. At period-end, Europe represented roughly 10% of the Fund’s portfolio. European technology stocks sold off more heavily than US stocks during the year, and the Fund was recently able to do some bargain hunting. The European technology market is dominated by large-cap telecommunications equipment stocks. We believe Europe will continue to lag the US in terms of economic growth and recovery.

Asia

Japan and other Pacific markets represent roughly one-quarter of the Fund’s portfolio. The Fund’s focus in Asia has remained the same — gaining exposure to companies that have benefited from the outsourcing of production and services to Asia. In general, Asian technology stocks have shown better growth rates than their US and European counterparts because of the outsourcing trend. Stock valuations in Asia vary, but the Fund has been successful in finding reasonably valued companies. Careful stock selection is key, however.

OUTLOOK

We believe the fundamentals for global technology stocks, in general, remain uncertain, and the Fund will maintain a somewhat defensive bias until there are more solid signs of a global economic recovery. Technology stocks have rallied in recent weeks, but this is not necessarily sustainable. We are still not seeing any evidence of a pickup in end demand, which is needed before technology can truly rebound. However, many companies appear to have stabilized. While the environment has not improved markedly, it seems to have stopped getting worse. We are optimistic about the future of technology stocks as a whole because we believe valuations are now generally reasonable and often reflect the very difficult environment in which these companies are operating. We also believe that our focus on finding companies with strong product cycles, the ability to increase market share, and low stock-price valuations will allow the Fund to deliver attractive total returns over the long term.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund

Country Allocation
October 31, 2002

	FUND	MSCI WORLD INDEX

CONTINENTAL EUROPE	9.97%	17.92%
Austria	—	0.05
Belgium	—	0.41
Denmark	0.26	0.30
Finland	0.86	0.88
France	3.62	3.73
Germany	—	2.50
Greece	0.97	0.15
Ireland	—	0.32
Italy	—	1.53
Luxembourg	0.00	0.03
Netherlands	2.72	2.29
Norway	—	0.19
Portugal	—	0.13
Spain	—	1.30
Sweden	1.07	0.76
Switzerland	0.47	3.35
JAPAN	12.24	8.71
PACIFIC	12.23	3.09
Australia	—	1.95
Hong Kong	0.82	0.69
India	4.64	—
New Zealand	—	0.07
Singapore	—	0.38
South Korea	3.42	—
Taiwan	3.35	—
UNITED KINGDOM	—	11.49
UNITED STATES	56.11	56.17
OTHER	1.73	2.62
Bermuda	—	0.34
Canada	0.97	2.19
Cayman Islands	—	0.09
Israel	0.76	—
OTHER ASSETS LESS
LIABILITIES	7.72	—

TOTAL	100.00%	100.00%

Largest Industries
October 31, 2002

Regional Allocation
October 31, 2002

Largest Portfolio Holdings
October 31, 2002

SECURITY	VALUE

Microsoft (US)	$29,833,470
Synopsys (US)	29,762,733
Symantec (US)	25,233,459
Lexmark International (Class A) (US)	20,060,192
Infosys Technologies (India)	16,948,720
SunGard Data Systems (US)	12,053,829
HOYA (Japan)	11,577,323
Garmin (US)	10,447,748
CSG Systems International (US)	10,300,000
Canon (Japan)	9,094,123

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund

Investment Results Per Share

TOTAL RETURNS
For Periods Ended October 31, 2002

		AVERAGE ANNUAL

	SIX MONTHS*	ONE YEAR	FIVE YEARS	CLASS A, D SINCE INCEPTION 5/23/94		CLASS B SINCE INCEPTION 4/22/96		CLASS C SINCE INCEPTION 5/27/99

Class A**
With Sales Charge	(33.07)%	(29.28)%	(2.43)%	8.69%		n/a		n/a
Without Sales Charge	(29.76)	(25.78)	(1.47)	9.33		n/a		n/a
Class B**
With CDSC†	(33.41)	(30.01)	(2.44)	n/a		n/a		n/a
Without CDSC	(29.91)	(26.33)	(2.21)	n/a		2.14%		n/a
Class C**
With Sales Charge and CDSC††	(31.36)	(27.76)	n/a	n/a		n/a		(11.54)%
Without Sales Charge and CDSC	(29.97)	(26.33)	n/a	n/a		n/a		(11.29)
Class D**
With 1% CDSC	(30.73)	(27.11)	n/a	n/a		n/a		n/a
Without CDSC	(30.03)	(26.38)	(2.25)	8.45		n/a		n/a
Lipper Global Funds Average***	(18.47)	(13.82)	(0.46)	5.02	†††	2.58	ø	(6.64)
Lipper Science & Technology
Funds Average***	(30.01)	(33.69)	(3.18)	8.78	†††	1.12	ø	(19.21)
MSCI World Index***	(17.37)	(14.50)	(1.24)	4.76		2.04		(9.50)

NET ASSET VALUE				CAPITAL LOSS INFORMATION For the Year Ended October 31, 2002
	OCTOBER 31, 2002	APRIL 30, 2002	OCTOBER 31, 2001

Class A	$8.38	$11.93	$11.29	Realized	(3.353)
Class B	7.64	10.90	10.37	Unrealized	(2.248	)øø
Class C	7.64	10.91	10.37
Class D	7.62	10.89	10.35

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
***	The Lipper Global Funds Average, the Lipper Science & Technology Funds Average, and the Morgan Stanley Capital International (MSCI) World Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average and the Lipper Science & Technology Funds Average exclude the effect of sales charges and taxes and the MSCI World Index excludes the effect of taxes, fees and sales charges. The JPMorgan Hambrecht & Quist Technology Stock Index is no longer available. The monthly performances of the Lipper Global Funds Average and the Lipper Science & Technology Funds Average are used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 66.
†	The CDSC is 5% for periods of one year or less, 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
†††	From May 26, 1994.
ø	From April 25, 1996.
øø	Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 2002.
29

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund

     This chart compares a hypothetical $10,000 investment in Seligman Global Technology Fund to a hypothetical $10,000 investment in the Lipper Global Funds Average, the Lipper Science & Technology Funds Average, and the Morgan Stanley Capital International World Index (MSCI World Index) from the commencement of the Fund’s operations at the close of business on May 23, 1994, through October 31, 2002. Returns for the Fund are shown for Class A (with and without the initial 4.75% maximum sales charge), and Class D (without the CDSC). Calculations assume reinvestment of distributions. The JPMorgan Hambrecht and Quist Technology Stock Index is no longer available. It is important to keep in mind that indices and averages exclude the effect of taxes, fees and sales charges and include reinvestment of all distributions.

     An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investing in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. Due to recent volatility in the technology markets, current performance may be significantly lower than set forth above.

     As shown on page 29, the performances of Class B and Class C shares, which commenced on later dates, will differ from the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results. The rates of return will vary and the principal value of an investment will fluc-tuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

Largest Portfolio Changes
During Past Six Months

TEN LARGEST PURCHASES	TEN LARGEST SALES

Olympus Optical (Japan)*	United Microelectronics (Taiwan)**
SMC (Japan)*	LG Electronics (South Korea)**
ASM Lithography (Netherlands)*	Samsung Electro-Mechanics (South Korea)**
First Data (US)*	Autodesk (US)
UTStarcom (US)*	LG Telecom (South Korea)**
Concord EFS (US)*	Check Point Software Technologies (Israel)**
Synnex Technology International (Taiwan)*	Computer Sciences (US)**
Informatica (US)*	Symantec (US)
Thomson (France)	Taiwan Semiconductor Manufacturing (Taiwan)**
STMicroelectronics (NY shares) (Netherlands)	Venture Manufacturing (Singapore)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

30

PORTFOLIO OF INVESTMENTS
October 31, 2002
Seligman Global Technology Fund

	SHARES	VALUE

COMMON STOCK 89.50%
CANADA 0.97%
Cognos* (Application
Software)	228,400	$4,536,024

DENMARK 0.26%
Maconomy* (IT Consulting
and Services)	1,829,000	1,215,290

FINLAND 0.86%
Nokia (ADRs)
(Communications
Equipment)	235,600	3,993,264

FRANCE 3.62%
ActivCard (ADRs)* (Internet
Software and Services)	738,900	5,763,420
SR Teleperformance (Media)	277,000	5,174,044
Thomson* (Consumer
Durables and Apparel)	321,679	5,916,402

		16,853,866

GREECE 0.97%
Cosmote Mobile
Communications
(Telecommunication
Services)	542,300	4,523,459

HONG KONG 0.82%
TCL International Holdings
(Consumer Durables and
Apparel)	14,128,000	3,804,009

INDIA 4.64%
Infosys Technologies
(IT Consulting and Services)	216,300	16,948,720
Satyam Computer Services
(IT Consulting and Services)	958,000	4,664,156

		21,612,876

ISRAEL 0.76%
Orbotech* (Electronic
Equipment and
Instruments)	278,704	3,540,934

JAPAN 12.24%
Canon (Office Electronics)	247,000	9,094,123
Dai Nippon Printing
(Commercial Services and
Supplies)	532,000	5,425,520
HOYA (Electronic Equipment
and Instruments)	169,000	11,577,323
JSR (Chemicals)	1,000,000	8,243,392
Olympus Optical (Health Care
Equipment and Services)	574,000	8,691,940
Omron (Electronic Equipment
and Instruments)	767,000	9,059,178
SMC (Capital Goods)	62,000	4,898,790

		56,990,266

LUXEMBOURG 0.00%
United Customer Management
Solutions* (IT Consulting
and Services)	1,289,200	—

NETHERLANDS 1.06%
STMicroelectronics (NY shares)
(Semiconductors)	251,600	4,948,972

SOUTH KOREA 2.30%
Samsung SDI (Electronic
Equipment and
Instruments)	116,000	7,177,115
Sindo Ricoh* (Office
Electronics)	63,610	3,509,338

		10,686,453

SWEDEN 1.07%
Telefonaktiebolaget LM
Ericsson (ADRs)*
(Communications
Equipment)	628,070	4,977,455

SWITZERLAND 0.47%
Leica Geosystems* (Electronic
Equipment and
Instruments)	50,750	2,191,314

TAIWAN 3.35%
Accton Technology*
(Communications
Equipment)	364,250	451,376
Ambit Microsystems
(Computers and Peripherals)	1,632,000	5,408,646
Novatek Microelectronics
(Semiconductors)	1,695,000	3,712,392
Synnex Technology
International (Electronic
Equipment and
Instruments)	3,742,000	6,038,963
Yageo (GDRs)* (Electronic
Equipment and
Instruments)	5,042	7,471

		15,618,848

UNITED STATES 56.11%
Activision* (Application
Software)	96,000	1,965,120
Affiliated Computer Services
(Class A)* (IT Consulting
and Services)	152,700	7,031,835
Amdocs* (Application
Software)	754,600	5,267,108
Analog Devices*
(Semiconductors)	85,000	2,278,000
Applied Materials*
(Semiconductor Equipment
and Products)	155,000	2,328,100
Autodesk (Application
Software)	549,100	6,427,215

PORTFOLIO OF INVESTMENTS
October 31, 2002
Seligman Global Technology Fund

	SHARES	VALUE

UNITED STATES (continued)
Avocent* (Communications
Equipment)	78,600	$1,573,965
BEA Systems* (Application
Software)	85,200	687,990
BISYS Group* (Commercial
Services and Supplies)	115,000	2,058,500
BMC Software* (Systems
Software)	390,000	6,216,600
Cadence Design Systems*
(Application Software)	390,000	3,950,700
Cisco Systems*
(Communications
Equipment)	496,600	5,554,471
Clear Channel
Communications* (Media)	159,000	5,890,950
Computer Associates
International (Systems
Software)	370,000	5,498,200
Concord EFS* (Commercial
Services and Supplies)	369,700	5,283,013
CSG Systems International*
(Commercial Services and
Supplies)	800,000	10,300,000
Cytyc* (Health Care
Equipment and Services)	450,000	4,700,250
J.D. Edwards* (Application
Software)	309,800	3,654,091
FEI* (Semiconductor
Equipment and Products)	89,800	1,434,555
First Data (Commercial
Services and Supplies)	188,300	6,579,202
Garmin* (Consumer Durables
and Apparel)	502,900	10,447,748
Informatica* (Application
Software)	885,600	4,618,404
Intel (Semiconductors)	165,000	2,855,325
KLA-Tencor* (Semiconductor
Equipment and Products)	65,000	2,314,975
Lexmark International
(Class A)* (Computers and
Peripherals)	337,600	20,060,192
Microsoft* (Systems Software)	558,000	29,833,470
NetIQ* (Application Software)	359,800	5,076,778
Networks Associates* (Systems
Software)	241,100	3,831,079
Novellus Systems*
(Semiconductor Equipment
and Products)	70,000	2,212,350
PeopleSoft* (Application
Software)	162,000	2,932,200

SHARES OR PRIN. AMT.			VALUE

UNITED STATES(continued)
Rational Software* (Application
Software)	387,300	shs.	$2,561,989
Sabre Holdings (Class A)*
(Commercial Services and
Supplies)	245,000		4,699,100
SunGard Data Systems*
(IT Consulting and Services)	543,700		12,053,829
Symantec* (Application
Software)	630,600		25,233,459
Symbol Technologies
(Electronic Equipment and
Instruments)	149,000		1,288,850
Synopsys* (Application
Software)	785,400		29,762,733
THQ* (Application Software)	223,400		3,235,949
Take-Two Interactive Software*
(Application Software)	60,400		1,554,394
Texas Instruments
(Semiconductor Equipment
and Products)	150,000		2,379,000
UTStarcom* (Communications
Equipment)	195,800		3,339,369
Verizon Communications
(Telecommunication
Services)	63,000		2,378,880

			261,349,938

TOTAL COMMON STOCKS
(Cost $546,811,811)			416,842,968

CONVERTIBLE BONDS 1.66%
NETHERLANDS
ASM Lithography
(Semiconductor Equipment
and Products)
(Cost $7,097,500)	$9,600,000		7,751,030

PREFERRED STOCKS 1.12%
SOUTH KOREA
Samsung Electronic
(Semiconductors)
(Cost $5,809,069)	39,000	shs.	5,227,626

TOTAL INVESTMENTS 92.28%
(Cost $559,718,380)			429,821,624
OTHER ASSETS
LESS LIABILITIES 7.72%			35,962,319

NET ASSETS 100.00%			$465,783,943

* Non-income producing security.
See Notes to Financial Statements.

INVESTMENT REPORT
Seligman International Growth Fund

PERFORMANCE REVIEW

During the one year ended October 31, 2002, Seligman International Growth Fund posted a total return of –16.75% based on the net asset value of Class A shares. During the same period, the Lipper International Funds Average returned –12.78%, and the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index returned –12.93%. The Fund’s performance was hurt most by its holdings in the technology and capital goods sectors.

During this period, the world economy had difficulty gaining momentum, and corporate profits did not improve appreciably. Overseas markets experienced major corrections, as did the US stock market. Some areas fared better than others, however. Asian markets posted better performance than European markets, where large-capitalization stocks suffered steep declines. Japan benefited from a certain degree of optimism regarding the reform process there, as well as from some currency appreciation. Australia’s stock market was insulated from world events despite having several large exporters in the mining sector and a large multinational media company.

In general terms, the countries in which homeownership is prevalent and interest rates are low (such as the US, the UK, and Australia) had relatively healthy economies. Mortgage refinancings have had an important role in sustaining consumer spending in these countries, and in acting as an offset for economic weakness. Continental Europe, where renters predominate, did not benefit from the refinancing trend, nor was the European Central Bank aggressive in lowering interest rates during the past year. Therefore, trends in the consumer sector varied greatly by economic region.

PORTFOLIO STRATEGY

The Fund’s largest industry weightings at October 31, 2002, were in banks, pharmaceuticals and biotechnology, and energy. At the end of the period under review, the Fund was overweighted versus its benchmark in Continental Europe, underweighted in Japan and the UK, and neutral in the Pacific region.

Information technology stocks detracted from performance over the past year. Despite some decent performance in a communications equipment company and decent performance from our Asian technology holdings, we were hurt by stock selection in this area. Certain companies appeared to offer attractive valuations and good growth, but, unfortunately, the growth failed to materialize.

Consumer staples stocks were a major weighting for the Fund during the past year, and they contributed positively toward performance. Against a backdrop of economic weakness, investors have seen this sector as a safe haven. Valuations now reflect these stocks’ popularity, and we believe this rally has run its course, particularly since the factors supporting the consumer — the prospect of lower interest rates, mortgage refinancings, and tax cuts — will be difficult

FUND OBJECTIVE

Seligman International Growth Fund, which commenced investment operations on April 7, 1992, seeks long-term capital appreciation by investing primarily in the stocks of larger-sized companies outside the US.

SELIGMAN GLOBAL INVESTMENT GROUP

Eric Almeraz, Daniel J. Barker, David Cooley (Portfolio Manager), Eli Davidoff (trader), Priscilla Lima, Edward Mehalick, Kamran Moghtaderi, Peter Paone, Peter Sheren, Thuy Tran.

INVESTMENT REPORT
Seligman International Growth Fund

to sustain in 2003. Going forward, the Fund’s exposure to these stocks will be lowered.

Another area where the Fund has had significant exposure is the telecommunications area. Earlier in the year, we had almost no exposure, since we were concerned about the balance sheets and continued spending of telecom companies. However, we have seen many of these companies cut back dramatically on capital spending, and their free cash flow yields have increased as a result. We have seen some encouraging signs of improving demand, such as widespread acceptance of camera phones in Japan. The Fund has sought to capitalize on these developing trends.

United Kingdom

Over the past year, the Fund has decreased its weighting in the UK. The UK now represents approximately 18% of the Fund’s portfolio. The Fund’s holdings in the UK are broadly diversified, and include large pharmaceutical companies and banks.

Continental Europe

Continental Europe continues to be the Fund’s largest geographic allocation, representing just over one-half of the portfolio. Switzerland, the Netherlands, and Finland are the Fund’s largest country weightings in this region. In our view, Europe’s economic downturn is bottoming, and export sectors should be among the first beneficiaries of a global economic upturn. Politically, we believe monetary and fiscal policy on balance may be shifting towards greater accommodation and growth.

Pacific Region

The Fund’s weighting in Japanese equities has decreased over the past year, with Japan representing over 11% of the portfolio. As the reform process moves slowly forward, the reform of bank balance sheets is taking on greater urgency. We believe Japan’s economy is slowing, but we expect Japan’s export sector to benefit from a global economic recovery in 2003. Increasing restructuring and merger activity is helping Japanese corporations adapt to changes in the Asian region. The Fund’s holdings in Japan are diversified, and include well-known exporters. Banking stocks, which are not represented in the Fund, were strong performers earlier in the year, but they later gave back many of those gains, as investors began to fear that banks would be nationalized.

The Fund’s weighting in non-Japanese Pacific markets has increased slightly over the period under review, representing almost 8% of the Fund’s investments. Australia is the largest country weighting in this region, though the Fund also has investments in Hong Kong, South Korea, and Taiwan. Australia’s economy has been relatively healthy and insulated from world events over the past year, and is expected to grow at a fairly strong pace in 2003. We believe the resource-based Australian economy is positioned to be a chief beneficiary of a cyclical global economic recovery.

OUTLOOK

We are cautiously optimistic in our outlook, and believe we are in the early stages of a global economic recovery led by the US. We believe there are compelling reasons for US investors to allocate a portion of their investments abroad. Certain economies, particularly in Asia, are projected to have higher growth rates than the US. We have noted several positive trends that are conducive to international investing, including a weaker US currency, rising productivity around the world, a new openness to trade and investment, and improving regulatory, monetary, and taxation policies in many parts of the world. The Fund is positioned for a cyclical recovery, which we believe will take hold in 2003.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund

Investment Results Per Share

TOTAL RETURNS
For Periods Ended October 31, 2002

			AVERAGE ANNUAL

	SIX MONTHS*	CLASS I SINCE INCEPTION 11/30/01*	ONE YEAR	FIVE YEARS	10 YEARS	CLASS B SINCE INCEPTION 4/22/96		CLASS C SINCE INCEPTION 5/27/99	CLASS D SINCE INCEPTION 9/21/93

Class A**
With Sales Charge	(22.17)%	n/a	(20.67)%	(12.57)%	(0.90)%	n/a		n/a	n/a
Without Sales Charge	(18.32)	n/a	(16.75)	(11.72)	(0.42)	n/a		n/a	n/a
Class B**
With CDSC†	(22.72)	n/a	(21.55)	(12.65)	n/a	n/a		n/a	n/a
Without CDSC	(18.66)	n/a	(17.42)	(12.35)	n/a	(8.94)%		n/a	n/a
Class C**
With Sales Charge and CDSC††	(20.22)	n/a	(18.93)	n/a	n/a	n/a		(20.88)%	n/a
Without Sales Charge and CDSC	(18.64)	n/a	(17.32)	n/a	n/a	n/a		(20.65)	n/a
Class D**
With 1% CDSC	(19.45)	n/a	(18.14)	n/a	n/a	n/a		n/a	n/a
Without CDSC	(18.64)	n/a	(17.32)	(12.32)	n/a	n/a		n/a	(3.87)%
Class I**	(17.79)	(17.87)%	n/a	n/a	n/a	n/a		n/a	n/a
Lipper International Funds
Average***	(18.69)	(16.09)	(12.78)	(2.66)	4.78	(0.47	)ø	(7.88)	2.55	øø
MSCI EAFE Index***	(17.60)	(16.03)	(12.93)	(2.84)	4.35	(1.75)		(9.19)	1.52

NET ASSET VALUE				CAPITAL LOSS INFORMATION For the Year Ended October 31, 2002
	OCTOBER 31, 2002	APRIL 30, 2002	OCTOBER 31, 2001

Class A	$8.25	$10.10	$9.91	Realized	$(1.972)
Class B	7.63	9.38	9.24	Unrealized	(0.118	)‡
Class C	7.64	9.39	9.24
Class D	7.64	9.39	9.24
Class I	8.32	10.12	n/a

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager has reimbursed certain expenses. Absent such reimbursement, returns would have been lower.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
***	The Lipper International Funds Average and the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper International Funds Average excludes the effect of sales charges and taxes and the MSCI EAFE Index excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 66.
†	The CDSC is 5% for periods of one year or less, 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
ø	From April 25, 1996.
øø	From September 23, 1993.
‡	Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 2002.

35

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund

     This chart compares a hypothetical $10,000 investment in Seligman International Growth Fund to a hypothetical $10,000 investment in the Lipper International Funds Average and the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) for the 10-year period ended October 31, 2002. Returns for the Fund are shown for Class A (with and without the initial 4.75% maximum sales charge). Calculations assume reinvestment of distributions. It is important to keep in mind that indices and averages exclude the effect of taxes, fees and sales charges and include reinvestment of all distributions.

     An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

     As shown on page 35, the performances of Class B, Class C, Class D and Class I shares, which commenced on later dates, will differ from the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

Largest Portfolio Changes
During Past Six Months

TEN LARGEST PURCHASES	TEN LARGEST SALES

Nomura Holdings (Japan)*	Sogecable (Spain)**
Nestl (Switzerland)*	Nikon (Japan)**
Telecom Italia Mobile “T.I.M.” (Italy)*	Bayerische Motoren Werke “BMW” (Germany)
Gucci Group (NY shares) (Netherlands)*	Akzo Nobel (Netherlands)**
Unilever (NY shares) (Netherlands)*	Toyota Motor (Japan)**
News Corp. (ADRs) (Australia)	Woolworths (Australia)**
Vodafone Group (ADRs) (UK)*	Tokyo Electron (Japan)**
Teléfonos de México (Class L ADRs) (Mexico)*	Castorama Dubois Investissement (France)**
Surgutneftegaz (ADRs) (Russia)*	United Microelectronics (Taiwan)**
Fortum (Finland)*	Aegon (Netherlands)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

36

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund

Country Allocation
October 31, 2002
	FUND	MSCI EAFE INDEX

CONTINENTAL EUROPE	50.84%	43.46%
Austria	1.81	0.12
Belgium	1.05	0.98
Denmark	1.02	0.72
Finland	6.82	2.13
France	5.70	9.05
Germany	5.53	6.06
Greece	—	0.35
Ireland	2.10	0.77
Italy	5.37	3.71
Luxembourg	—	0.07
Netherlands	7.11	5.57
Norway	1.06	0.46
Portugal	—	0.32
Russia	1.48	—
Spain	3.13	3.16
Sweden	—	1.86
Switzerland	8.66	8.13
JAPAN	11.67	21.15
PACIFIC	7.84	7.48
Australia	4.68	4.73
Hong Kong	1.68	1.67
New Zealand	—	0.17
Singapore	—	0.91
South Korea	0.99	—
Taiwan	0.49	—
UNITED KINGDOM	17.54	27.91
OTHER	5.26	—
Canada	1.56	—
Israel	1.65	—
Mexico	2.05	—
OTHER ASSETS LESS
LIABILITIES	6.85	—

TOTAL	100.00%	100.00%

Largest Industries
October 31, 2002

Regional Allocation
October 31, 2002

Largest Portfolio Holdings
October 31, 2002

SECURITY	VALUE

News Corp. (ADRs) (Australia)	$1,091,810
Nestlé (Switzerland)	1,041,526
Syngenta (Switzerland)	1,026,965
Royal Bank of Scotland Group (UK)	1,023,229
Telecom Italia Mobile “T.I.M.” (Italy).	991,917
UPM-Kymmene (Finland)	990,424
Aventis (France)	969,863
Eni (Italy)	944,976
GlaxoSmithKline (UK)	923,405
Gucci Group (NY shares)
(Netherlands)	921,570

PORTFOLIO OF INVESTMENTS
October 31, 2002
Seligman International Growth Fund

	SHARES	VALUE

COMMON STOCK 93.15%
AUSTRALIA 4.68%
Commonwealth Bank of
Australia (Banks)	35,500	$598,902
News Corp. (ADRs) (Media)	47,000	1,091,810

		1,690,712

AUSTRIA 1.81%
Mayr-Melnhof Karton
(Containers and Packaging)	9,900	651,723

BELGIUM 1.05%
Omega Pharma (Health Care
Equipment and Services)	9,000	378,025

CANADA 1.56%
Precision Drilling* (Energy)	16,500	563,475

DENMARK 1.02%
Danske Bank (Banks)	23,200	368,428

FINLAND 6.82%
Fortum (Energy)	113,600	679,238
Nokia (Communications
Equipment)	46,800	793,229
UPM-Kymmene* (Paper and
Forest Products)	30,600	990,424

		2,462,891

FRANCE 5.70%
Aventis (Pharmaceuticals and
Biotechnology)	16,234	969,863
Carrefour (Consumer Staples)	8,500	393,818
Credit National Credit
Agricole* (Banks)	22,100	360,820
Total Fina Elf (ADRs) (Energy)	4,900	333,298

		2,057,799

GERMANY 5.53%
Bayerische Motoren Werke
“BMW” (Automobiles and
Components)	16,900	602,117
Deutsche Bank (Banks)	4,800	208,176
E.ON (Utilities)	18,250	817,052
PUMA (Consumer Durables
and Apparel)	5,700	368,982

		1,996,327

HONG KONG 1.68%
CNOOC (Energy)	489,000	608,166

IRELAND 2.10%
Bank of Ireland (Banks)	68,459	757,770

ISRAEL 1.65%
Teva Pharmaceutical Industries
(ADRs) (Pharmaceuticals
and Biotechnology)	7,700	596,172

ITALY 5.37%
Eni (Energy)	68,200	944,976
Telecom Italia Mobile “T.I.M.”
(Telecommunication
Services)	214,000	991,917

		1,936,893

JAPAN 11.67%
Canon (Office Electronics)	21,300	784,230
East Japan Railway
(Transportation)	97	440,891
Hankyu Department Stores
(Retailing)	50,000	271,657
Honda Motor (Automobiles
and Components)	12,900	461,296
Icom (Communications
Equipment)	6,600	60,051
Nomura Holdings (Diversified
Financials)	79,000	907,343
Sony (Consumer Durables and
Apparel)	13,300	570,936
Takeda Chemical Industries
(Pharmaceuticals and
Biotechnology)	17,300	717,281

		4,213,685

MEXICO 2.05%
Teléfonos de México (Class L
ADRs) (Telecommunication
Services)	24,300	741,150

NETHERLANDS 7.11%
Gucci Group (NY shares)
(Consumer Durables and
Apparel)	10,200	921,570
Reed Elsevier* (Media)	61,700	767,714
Unilever (NY shares)
(Consumer Staples)	13,700	876,937

		2,566,221

NORWAY 1.06%
DnB Holding (Banks)	82,900	381,377

RUSSIA 1.48%
Surgutneftegaz (ADRs)
(Energy)	29,700	533,709

SOUTH KOREA 0.99%
Korea Tobacco & Ginseng
(GDRs) (Consumer Staples)	19,000	140,600
LG Micron (Capital Goods)	9,450	215,106

		355,706

SPAIN 3.13%
Banco Bilbao Vizcaya
Argentaria (Banks)	38,250	363,660
Banco Popular Español (Banks)	17,950	767,077

		1,130,737

SWITZERLAND 8.66%
Nestlé (Consumer Staples)	4,870	1,041,526
Novartis (Pharmaceuticals and
Biotechnology)	14,000	532,604
Swiss Re (Insurance)	4,700	325,529
Syngenta (Chemicals)	17,300	1,026,965
Zurich Financial Services
(Insurance)	2,132	200,249

		3,126,873

See footnotes on page 39.

PORTFOLIO OF INVESTMENTS
October 31, 2002
Seligman International Growth Fund

	SHARES	VALUE

TAIWAN 0.49%
Taiwan Semiconductor
Manufacturing* (ADRs)
(Semiconductors)	22,400	$175,168

UNITED KINGDOM 17.54%
AstraZeneca (ADRs)
(Pharmaceuticals and
Biotechnology)	15,500	582,025
Barclays (Banks)	60,500	418,055
BHP Billiton (Metals and
Mining)	96,600	471,181
BP (ADRs) (Energy)	8,100	311,445
British Sky Broadcasting
Group* (Media)	43,000	405,697
Diageo (Consumer Staples)	23,936	269,614
Gallaher Group (ADRs)
(Consumer Staples)	15,500	602,950
GlaxoSmithKline*
(Pharmaceuticals and
Biotechnology)	24,500	923,405
Royal Bank of Scotland Group*
(Banks)	43,518	1,023,229
Smiths Group (Capital Goods)	36,600	419,699
Vodafone Group (ADRs)
(Telecommunication
Services)	56,800	904,256

		6,331,556

TOTAL INVESTMENTS 93.15%
(Cost $34,156,414)		33,624,563
OTHER ASSETS
LESS LIABILITIES 6.85%		2,471,165

NET ASSETS 100.00%		$36,095,728

* Non-income producing security.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2002

	EMERGING MARKETS FUND	GLOBAL GROWTH FUND	GLOBAL SMALLER COMPANIES FUND	GLOBAL TECHNOLOGY FUND	INTERNATIONAL GROWTH FUND

ASSETS:
Investments, at value (see portfolios of investments):
Common Stocks	$37,876,034	$66,086,627	$159,354,315	$416,842,968	$33,624,563
Convertible Bonds	—	—	—	7,751,030	—
Preferred Stocks	—	—	—	5,227,626	—

Total investments	37,876,034	66,086,627	159,354,315	429,821,624	33,624,563
Cash denominated in U.S. dollars	1,214,181	2,389,593	10,600,844	38,385,565	4,600,516
Cash denominated in foreign currencies	1,376,294	—	2,024	7,869,754	—
Receivable for securities sold	291,122	2,661,206	128,240	9,419,199	2,905,430
Receivable for Capital Stock sold	85,494	20,328	2,027,464	100,465	53,656
Expenses prepaid to shareholder service agent	82,409	90,600	196,690	524,216	70,100
Receivable for dividends and interest	21,092	189,852	316,195	452,844	161,458
Unrealized appreciation on forward currency contracts	105	400	1,052	—	246
Other	3,224	5,599	10,242	15,045	3,032

Total Assets	40,949,955	71,444,205	172,637,066	486,588,712	41,419,001

LIABILITIES:
Payable for securities purchased	597,212	2,068,082	4,634,264	17,816,088	2,114,794
Payable for Capital Stock repurchased	574,093	698,341	2,225,508	1,673,500	3,069,655
Management fee payable	41,131	58,220	139,701	371,966	31,017
Unrealized depreciation on forward currency contracts	223	—	—	—	—
Accrued expenses and other	128,657	177,745	383,996	943,215	107,807

Total Liabilities	1,341,316	3,002,388	7,383,469	20,804,769	5,323,273

Net Assets	$39,608,639	$68,441,817	$165,253,597	$465,783,943	$36,095,728

COMPOSITION OF NET ASSETS:
Capital Stock, at par:
Class A	$5,573	$6,427	$8,087	$33,019	$2,486
Class B	1,639	2,604	5,511	9,081	568
Class C	247	802	205	3,401	207
Class D	1,405	3,575	5,139	12,282	922
Class I	419	223	351	N/A	318
Additional paid-in capital	69,579,076	142,143,594	248,623,938	1,182,132,036	65,816,264
Accumulated net investment loss	(2,846)	(4,333)	(10,643)	(10,830)	(9,391)
Accumulated net realized loss on investments	(25,147,504)	(65,008,618)	(53,908,484)	(586,543,282)	(29,187,747)
Net unrealized depreciation of investments	(4,778,459)	(9,976,689)	(33,457,354)	(135,725,143)	(1,818,458)
Net unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies
and forward exchange contracts	(50,911)	1,274,232	3,986,847	5,873,379	1,290,559

Net Assets	$39,608,639	$68,441,817	$165,253,597	$465,783,943	$36,095,728

NET ASSETS:
Class A	$24,173,044	$33,316,366	$72,521,663	$276,831,599	$20,497,156
Class B	$6,776,235	$12,660,543	$45,451,485	$69,337,928	$4,331,920
Class C	$1,021,087	$3,903,301	$1,694,419	$25,977,665	$1,584,256
Class D	$5,807,223	$17,396,827	$42,425,257	$93,636,751	$7,035,897
Class I	$1,831,050	$1,164,780	$3,160,773	N/A	$2,646,499
SHARES OF CAPITAL STOCK OUTSTANDING:
Class A	5,572,909	6,427,067	8,086,484	33,019,489	2,486,001
Class B	1,639,404	2,603,621	5,511,103	9,081,111	568,106
Class C	246,940	802,119	205,269	3,400,973	207,499
Class D	1,405,115	3,575,233	5,139,359	12,281,644	921,532
Class I	418,984	223,436	351,037	N/A	318,280
NET ASSET VALUE PER SHARE:
Class A	$4.34	$5.18	$8.97	$8.38	$8.25
Class B	$4.13	$4.86	$8.25	$7.64	$7.63
Class C	$4.13	$4.87	$8.25	$7.64	$7.64
Class D	$4.13	$4.87	$8.25	$7.62	$7.64
Class I	$4.37	$5.21	$9.00	N/A	$8.32

See Notes to Financial Statements

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2002

	EMERGING MARKETS FUND	GLOBAL GROWTH FUND	GLOBAL SMALLER COMPANIES FUND	GLOBAL TECHNOLOGY FUND	INTERNATIONAL GROWTH FUND

INVESTMENT INCOME:
Dividends	$873,280	$1,308,557	$1,638,438	$1,644,761	$743,408
Interest	8,715	62,596	126,646	155,455	21,773

Total Investment Income*	881,995	1,371,153	1,765,084	1,800,216	765,181

EXPENSES:
Management fees	581,883	1,049,223	2,288,556	7,230,223	420,238
Shareholder account services	418,601	466,970	932,438	2,594,322	370,912
Distribution and service fees	231,194	652,126	1,512,275	4,040,562	220,725
Custody and related services	152,413	78,540	191,353	716,375	45,202
Registration	65,609	74,541	93,470	139,070	65,480
Shareholder reports and communications	51,754	78,896	90,992	304,411	39,459
Audit and legal fees	40,946	54,680	86,261	204,207	40,655
Directors’ fees and expenses	6,281	7,434	9,069	21,730	4,473
Miscellaneous	6,444	7,734	18,259	41,851	6,433

Total Expenses Before Reimbursements	1,555,125	2,470,144	5,222,673	15,292,751	1,213,577
Reimbursement of expenses	(1,071)	(1,071)	(1,071)	—	(1,071)

Total Expenses After Reimbursements	1,554,054	2,469,073	5,221,602	15,292,751	1,212,506

Net Investment Loss	(672,059)	(1,097,920)	(3,456,518)	(13,492,535)	(447,325)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized loss on investments	(483,614)	(27,174,316)	(29,660,617)	(196,950,939)	(10,259,435)
Net realized gain (loss) from foreign currency
transactions	(374,755)	1,010,574	(7,250,860)	2,177,058	1,181,128
Net change in unrealized appreciation
(depreciation) of investments	2,286,090	(210,957)	(14,280,937)	33,375,442	1,904,326
Net change in unrealized appreciation on
translation of assets and liabilities denominated
in foreign currencies and forward currency
contracts	661,409	885,406	12,932,665	7,498,017	1,139,387

Net Gain (Loss) on Investments and
Foreign Currency Transactions	2,089,130	(25,489,293)	(38,259,749)	(153,900,422)	(6,034,594)

Increase (Decrease) in Net Assets
from Operations	$1,417,071	$(26,587,213)	$(41,716,267)	$(167,392,957)	$(6,481,919)

* Net of foreign taxes withheld as follows:	$67,475	$106,202	$140,171	$200,204	$86,543
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	EMERGING MARKETS FUND		GLOBAL GROWTH FUND		GLOBAL SMALLER COMPANIES FUND

	YEAR ENDED OCTOBER 31,		YEAR ENDED OCTOBER 31,		YEAR ENDED OCTOBER 31,

	2002	2001	2002	2001	2002	2001

OPERATIONS:
Net investment loss	$(672,059)	$(682,548)	$(1,097,920)	$(2,042,056)	$(3,456,518)	$(4,821,472)
Net realized loss on investments	(483,614)	(11,207,345)	(27,174,316)	(35,412,377)	(29,660,617)	(2,628,951)
Net realized gain (loss) from foreign
currency transactions	(374,755)	(2,733,121)	1,010,574	(3,985,975)	(7,250,860)	(13,688,109)
Net change in unrealized appreciation
(depreciation) of investments	2,286,090	1,715,907	(210,957)	(55,500,000)	(14,280,937)	(111,501,212)
Net change in unrealized appreciation on
translation of assets and liabilities
denominated in foreign currencies and
forward currency contracts	661,409	737,885	885,406	5,597,108	12,932,665	10,598,362

Increase (Decrease) in Net Assets from
Operations	1,417,071	(12,169,222)	(26,587,213)	(91,343,300)	(41,716,267)	(122,041,382)

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
Class A	—	—	—	(23,368,469)	—	(15,710,183)
Class B	—	—	—	(9,396,993)	—	(12,300,371)
Class C	—	—	—	(2,237,001)	—	(207,779)
Class D	—	—	—	(17,666,570)	—	(11,949,478)

Decrease in Net Assets from
Distributions	—	—	—	(52,669,033)	—	(40,167,811)

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	27,190,267	14,906,623	12,730,752	72,863,354	43,242,962	114,451,272
Exchanged from associated Funds	53,258,631	25,720,636	131,038,562	448,188,471	221,113,627	702,639,450
Value of shares issued in payment of gain
distributions	—	—	—	47,663,585	—	35,915,475

Total	80,448,898	40,627,259	143,769,314	568,715,410	264,356,589	853,006,197

Cost of shares repurchased	(25,715,502)	(17,526,894)	(44,430,928)	(112,253,548)	(87,922,445)	(180,975,685)
Exchanged into associated Funds	(50,664,537)	(23,779,584)	(137,941,312)	(474,517,979)	(225,152,792)	(748,853,980)

Total	(76,380,039)	(41,306,478)	(182,372,240)	(586,771,527)	(313,075,237)	(929,829,665)

Increase (Decrease) in Net Assets from
Capital Share Transactions	4,068,859	(679,219)	(38,602,926)	(18,056,117)	(48,718,648)	(76,823,468)

Increase (Decrease) in Net Assets	5,485,930	(12,848,441)	(65,190,139)	(162,068,450)	(90,434,915)	(239,032,661)
NET ASSETS:
Beginning of year	34,122,709	46,971,150	133,631,956	295,700,406	255,688,512	494,721,173

End of Year*	$39,608,639	$34,122,709	$68,441,817	$133,631,956	$165,253,597	$255,688,512

*Net of accumulated net investment loss as follows:	$2,846	$3,045	$4,333	$4,912	$10,643	$13,251
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	GLOBAL TECHNOLOGY FUND		INTERNATIONAL GROWTH FUND

	YEAR ENDED OCTOBER 31,		YEAR ENDED OCTOBER 31,

	2002	2001	2002	2001

OPERATIONS:
Net investment loss	$(13,492,535)	$(19,787,129)	$(447,325)	$(141,163)
Net realized loss on investments	(196,950,939)	(379,087,196)	(10,259,435)	(10,385,758)
Net realized gain (loss) from foreign currency
transactions	2,177,058	(11,903,442)	1,181,128	(2,156,513)
Net change in unrealized appreciation
(depreciation) of investments	33,375,442	(347,580,125)	1,904,326	(8,151,124)
Net change in unrealized appreciation on
translation of assets and liabilities denominated
in foreign currencies and forward currency
contracts	7,498,017	16,328,396	1,139,387	2,743,172

Decrease in Net Assets from Operations	(167,392,957)	(742,029,496)	(6,481,919)	(18,091,386)

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
Class A	—	(188,432,452)	—	—
Class B	—	(51,583,545)	—	—
Class C	—	(19,064,636)	—	—
Class D	—	(76,140,929)	—	—

Decrease in Net Assets from Distributions	—	(335,221,562)	—	—

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	57,023,434	128,102,716	34,848,894	53,331,724
Exchanged from associated Funds	214,933,149	537,803,798	153,729,108	336,641,811
Value of shares issued in payment of gain
distributions	—	310,965,804	—	—

Total	271,956,583	976,872,318	188,578,002	389,973,535

Cost of shares repurchased	(197,012,360)	(283,156,811)	(31,140,471)	(52,126,737)
Exchanged into associated Funds	(254,910,393)	(582,617,940)	(153,818,412)	(357,227,774)

Total	(451,922,753)	(865,774,751)	(184,958,883)	(409,354,511)

Increase (Decrease) in Net Assets from
Capital Share Transactions	(179,966,170)	111,097,567	3,619,119	(19,380,976)

Decrease in Net Assets	(347,359,127)	(966,153,491)	(2,862,800)	(37,472,362)
NET ASSETS:
Beginning of year	813,143,070	1,779,296,561	38,958,528	76,430,890

End of Year*	$465,783,943	$813,143,070	$36,095,728	$38,958,528

* Net of accumulated net investment loss as follows:	$10,830	$12,185	$9,391	$12,078
See Notes to Financial Statements

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NOTES TO FINANCIAL STATEMENTS

1.  Multiple Classes of Shares — Seligman Global Fund Series, Inc. (the “Series”) consists of five separate Funds: Seligman Emerging Markets Fund (the “Emerging Markets Fund”), Seligman Global Growth Fund (the “Global Growth Fund”), Seligman Global Smaller Companies Fund (the “Global Smaller Companies Fund”), Seligman Global Technology Fund (the “Global Technology Fund”), and Seligman International Growth Fund (the “International Growth Fund”). Each Fund of the Series offers five classes of shares with the exception of Global Technology Fund, which offers four classes of shares.

     Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective on the Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, and International Growth Fund on November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.   Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Series:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Foreign Securities — Investments in foreign securities will primarily be traded in foreign currencies, and each Fund may temporarily hold funds in foreign currencies. The books and records of the Series are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;
(ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.
The Series’ net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, which are to be distributed to shareholders of the Series. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

     Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series’ books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates. The value of cash held in foreign currencies at October 31, 2002, was substantially the same as its cost.

     The Series separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Series separates the effect of changes in foreign exchange rates

NOTES TO FINANCIAL STATEMENTS

from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.
c.	Forward Currency Contracts — The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

d.	Taxes — There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

e.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

f.	Multiple Class Allocations — Each Fund’s income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For all Funds, with the exception of Global Technology Fund, effective November 30, 2001, shareholder account services and registration expenses were considered class-specific expenses. Prior to that date, distribution and service fees were the only class-specific expenses.

g.	Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the rechar-acterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of any Fund of the Series.

3. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2002, were as follows:
FUND	PURCHASES	SALES

Emerging Markets Fund	$68,807,956	$65,390,602
Global Growth Fund	121,806,485	164,365,937
Global Smaller
Companies Fund	216,629,199	257,286,630
Global Technology Fund	1,024,281,714	1,154,643,633
International Growth Fund	84,812,936	85,852,618

     At October 31, 2002, each Fund’s cost of investments for federal income tax purposes was as follows:

FUND	COST

Emerging Markets Fund	$45,145,280
Global Growth Fund	75,255,438
Global Smaller Companies Fund	190,105,038
Global Technology Fund	563,655,000
International Growth Fund	34,381,246

     The tax basis cost for Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund and International Growth Fund was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $2,432,615, $463,162, $1,273,421, $3,936,620 and $224,832, respectively. The tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, were as follows:

FUND	TOTAL UNREALIZED APPRECIATION	TOTAL UNREALIZED DEPRECIATION

Emerging Markets Fund	$3,494,732	$8,331,363
Global Growth Fund	2,181,388	10,887,037
Global Smaller
Companies Fund	11,771,865	41,249,167
Global Technology Fund	31,604,930	161,501,686
International Growth Fund	1,611,269	2,143,120

NOTES TO FINANCIAL STATEMENTS

4.  Management Fee, Distribution Services, and Other Transactions — J. & W. Seligman & Co. Incorporated (the “Manager”) manages the affairs of the Series and provides or arranges for the necessary personnel and facilities. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of each Fund’s average daily net assets. The annual management fee rate with respect to the Emerging Markets Fund is equal to 1.25% of the first $1 billion of the Fund’s average daily net assets, 1.15% of the next $1 billion of the Fund’s average daily net assets, and 1.05% of the Fund’s average daily net assets in excess of $2 billion. The annual management fee rate with respect to the Global Technology Fund is equal to 1.00% of the first $2 billion of the Fund’s average daily net assets, 0.95% of the next $2 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $4 billion. The annual management fee rate with respect to each other Fund is equal to 1.00% of the first $1 billion of the Fund’s average daily net assets, 0.95% of the next $1 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s daily net assets in excess of $2 billion. The management fees reflected in the Statements of Operations represent 1.25% per annum of the average daily net assets of the Emerging Markets Fund, and 1.00% per annum of the average daily net assets of each of the other Funds of the Series.

     Henderson Investment Management Limited (the “Sub-adviser”) is the subadviser to the Global Smaller Companies Fund and is responsible for furnishing investment advice, research, and assistance with respect to the Fund’s international investments. Under the subadvisory agreement, the Manager pays the Subadviser a subadvisory fee at a rate equal to 0.50% per annum of the average monthly assets under the Subadviser’s supervision. The Subadviser is a wholly-owned subsidiary of Henderson plc, which is an indirect subsidiary of AMP Limited, an Australian life insurance and financial services company.

     On November 21, 2002, at a meeting of the Series’ Board of Directors, the Board did not renew the subadvisory agreement of the Subadviser in respect of the Global Smaller Companies Fund. As a result, the subadvisory agreement will expire on December 31, 2002.

     It is expected that the Subadviser will continue to provide the Global Smaller Companies Fund with investment advice, research and assistance with respect to its non-US investments through December 31, 2002, subject to the overall supervision of the Manager. Thereafter, the Manager will assume full responsibility for the Fund’s non-US investments.

     Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager or by Henderson plc.

     Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of each Fund’s shares and an affiliate of the Manager, received the following concessions for sales of Class A shares after commissions were paid to dealers for sales of Class A and Class C shares:

FUND	DISTRIBUTOR CONCESSIONS	DEALER COMMISSIONS

Emerging Markets Fund	$1,246	$14,247
Global Growth Fund	2,328	22,219
Global Smaller
Companies Fund	4,861	44,326
Global Technology Fund	26,015	236,039
International Growth Fund	2,696	24,621

     Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Series pursuant to the Plan. For the year ended October 31, 2002, fees incurred by the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund, aggregated $72,096, $126,058, $245,399, $1,035,315, and $59,617, respectively, or 0.25%, 0.25%, 0.25%, 0.25%, and 0.24%, respectively, per annum of the average daily net assets of each Fund’s Class A shares.

     Under the Plan, with respect to Class B, Class C, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Series to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Series to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

NOTES TO FINANCIAL STATEMENTS

     For the year ended October 31, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, were as follows:

FUND	CLASS B	CLASS C	CLASS D

Emerging Markets Fund	$82,049	$10,543	$66,506
Global Growth Fund	194,920	56,401	274,747
Global Smaller
Companies Fund	651,734	19,475	595,667
Global Technology Fund	1,099,915	403,490	1,501,842
International
Growth Fund	54,254	20,958	85,896

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended October 31, 2002, such charges were as follows:

FUND	AMOUNT

Emerging Markets Fund	$9,374
Global Growth Fund	7,953
Global Smaller Companies Fund	33,929
Global Technology Fund	32,743
International Growth Fund	9,662

     The Distributor has sold to the Purchasers its rights to collect any CDSC imposed on redemptions of Class B shares. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregates of such payments retained by the Distributor for the year ended October 31, 2002, were as follows:

FUND	AMOUNT

Emerging Markets Fund	$1,300
Global Growth Fund	4,759
Global Smaller Companies Fund	4,047
Global Technology Fund	30,518
International Growth Fund	333

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Series, as well as distribution and service fees pursuant to the Plan. For the year ended October 31, 2002, Seligman Services, Inc. received commissions from the sale of shares of each Fund and distribution and service fees, pursuant to the Plan, as follows:

FUND	COMMISSIONS	DISTRIBUTION AND SERVICE FEES

Emerging Markets Fund	$714	$5,052
Global Growth Fund	281	5,278
Global Smaller
Companies Fund	1,623	13,825
Global Technology Fund	7,757	80,217
International Growth Fund	797	6,884

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

FUND	AMOUNT

Emerging Markets Fund	$418,601
Global Growth Fund	466,970
Global Smaller Companies Fund	932,438
Global Technology Fund	2,594,322
International Growth Fund	370,912

These charges are determined in accordance with a methodology approved by the Series’ directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

     For each Fund, costs of Seligman Data Corp. directly attributable to the Retail Classes were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

     Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in directors’ fees and expenses, and the accumulated balances thereof at October 31, 2002, are included in other liabilities, as follows:

FUND	AMOUNT

Emerging Markets Fund	$2,846
Global Growth Fund	4,333
Global Smaller Companies Fund	10,643
Global Technology Fund	10,830
International Growth Fund	9,391

5.  Committed Line of Credit — The Series is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Fund’s borrowings have been limited to 5% of its net assets, with the exception of Emerging Markets Fund, which has been limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of

NOTES TO FINANCIAL STATEMENTS

0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June, 2003, but is renewable annually with the consent of the participating banks. For the year ended October 31, 2002, the Series did not borrow from the credit facility.

6.  Capital Loss Carryforward and Other Tax Adjustments — At October 31, 2002, the Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund and International Growth Fund had net capital loss carryforwards for federal income tax purposes of $22,714,889, $65,545,456, $52,635,063, $582,606,662, and $28,962,915, respectively, which are available for offset against future taxable net capital gains, expiring in various amounts through 2010. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards.

7.  Outstanding Forward Exchange Currency Contracts — At October 31, 2002, the Fund had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:

CONTRACT	FOREIGN CURRENCY	IN EXCHANGE FOR US $ DATE	SETTLEMENT	VALUE US $	UNREALIZED APPRECIATION (DEPRECIATION)

EMERGING MARKETS FUND
Purchases:
Indian rupees	3,157,680	65,295	11/1/02	65,322	$27
Thai bahts	1,095,847	25,222	11/4/02	25,300	78

					$105

Sales:
Thai bahts	3,104,540	71,451	11/1/02	71,674	$(223)

GLOBAL GROWTH FUND
Purchases:
British pounds	76,102	118,575	11/1/02	118,975	$400

GLOBAL SMALLER COMPANIES FUND
Purchases:
Swiss francs	641,841	432,653	11/1/02	433,705	$1,052

INTERNATIONAL GROWTH FUND
Purchases:
British pounds	46,841	72,983	11/1/02	73,229	$246

NOTES TO FINANCIAL STATEMENTS

8.  Capital Stock Share Transactions — The Series has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At October 31, 2002, 400,000,000 shares were authorized for each Fund of the Series, all at a par value of $.001 per share. Transactions in shares of Capital Stock were as follows:

	CLASS A				CLASS B

	YEAR ENDED OCTOBER 31,				YEAR ENDED OCTOBER 31,

	2002		2001		2002		2001

EMERGING MARKETS FUND	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Sales of shares	4,632,893	$22,827,416	2,477,988	$12,261,355	149,276	$727,727	172,926	$812,547
Exchanged from associated Funds	9,267,519	48,200,136	4,630,544	23,109,139	247,479	1,256,405	122,539	600,113
Transferred from Class A	—	—	—	—	—	—	—	—

Total	13,900,412	71,027,552	7,108,532	35,370,494	396,755	1,984,132	295,465	1,412,660

Shares repurchased	(4,344,216)	(22,005,168)	(2,783,288)	(13,979,609)	(345,347)	(1,640,478)	(363,582)	(1,687,380)
Exchanged into associated Funds	(8,955,239)	(46,433,223)	(4,108,396)	(20,613,946)	(167,065)	(782,332)	(244,628)	(1,122,050)
Transferred to Class I	(137,907)	(699,188)	—	—	—	—	—	—

Total	(13,437,362)	(69,137,579)	(6,891,684)	(34,593,555)	(512,412)	(2,422,810)	(608,210)	(2,809,430)

Increase (decrease)	463,050	$1,889,973	216,848	$776,939	(115,657)	$(438,678)	(312,745)	$(1,396,770)

GLOBAL GROWTH FUND
Sales of shares	1,563,840	$9,780,553	7,726,584	$63,113,973	177,255	$1,095,734	349,472	$3,025,213
Exchanged from associated Funds	15,571,914	97,990,840	46,817,919	420,466,260	127,951	812,582	378,727	3,211,200
Shares issued in payment of gain distributions	—	—	2,028,087	21,072,072	—	—	837,155	8,291,677
Transferred from Class A	—	—	—	—	—	—	—	—

Total	17,135,754	107,771,393	56,572,590	504,652,305	305,206	1,908,316	1,565,354	14,528,090

Shares repurchased	(4,030,747)	(25,224,488)	(9,785,846)	(82,232,787)	(949,112)	(5,682,666)	(870,886)	(6,816,851)
Exchanged into associated Funds	(15,766,274)	(99,813,123)	(48,090,281)	(435,928,616)	(533,609)	(3,239,314)	(676,993)	(5,602,586)
Transferred to Class I	(177,324)	(1,161,473)	—	—	—	—	—	—

Total	(19,974,345)	(126,199,084)	(57,876,127)	(518,161,403)	(1,482,721)	(8,921,980)	(1,547,879)	(12,419,437)

Increase (decrease)	(2,838,591)	$(18,427,691)	(1,303,537)	$(13,509,098)	(1,177,515)	$(7,013,664)	17,475	$2,108,653

GLOBAL SMALLER COMPANIES FUND
Sales of shares	3,238,256	$35,120,356	7,980,615	$106,131,178	155,259	$1,576,172	176,634	$2,204,842
Exchanged from associated Funds	17,352,533	190,082,272	49,826,351	680,566,517	377,708	4,143,599	89,016	1,145,863
Shares issued in payment of gain distributions	—	—	940,555	14,164,763	—	—	787,372	11,078,348
Transferred from Class A	—	—	—	—	—	—	—	—

Total	20,590,789	225,202,628	58,747,521	800,862,458	532,967	5,719,771	1,053,022	14,429,053

Shares repurchased	(4,720,761)	(51,569,926)	(9,853,871)	(131,308,294)	(1,813,814)	(18,213,563)	(1,731,615)	(21,380,045)
Exchanged into associated Funds	(17,581,291)	(192,785,956)	(51,338,106)	(711,205,711)	(449,432)	(4,587,124)	(658,479)	(8,083,937)
Transferred to Class I	(153,744)	(1,718,860)	—	—	—	—	—	—

Total	(22,455,796)	(246,074,742)	(61,191,977)	(842,514,005)	(2,263,246)	(22,800,687)	(2,390,094)	(29,463,982)

Increase (decrease)	(1,865,007)	$(20,872,114)	(2,444,456)	$(41,651,547)	(1,730,279)	$(17,080,916)	(1,337,072)	$(15,034,929)

GLOBAL TECHNOLOGY FUND
Sales of shares	4,187,776	$45,923,746	5,824,913	$91,512,167	546,484	$5,637,014	1,027,427	$15,569,116
Exchanged from associated Funds	14,798,835	175,795,740	29,288,552	476,236,903	371,169	3,987,206	1,161,747	17,811,609
Shares issued in payment of gain distributions	—	—	9,350,672	175,044,567	—	—	2,736,285	47,392,451

Total	18,986,611	221,719,486	44,464,137	742,793,637	917,653	9,624,220	4,925,459	80,773,176

Shares repurchased	(11,207,479)	(124,853,839)	(12,410,237)	(193,983,674)	(2,433,010)	(24,316,050)	(2,014,084)	(27,789,191)
Exchanged into associated Funds	(16,320,299)	(192,167,023)	(30,859,618)	(501,132,737)	(1,467,328)	(15,023,512)	(1,714,419)	(24,203,939)

Total	(27,527,778)	(317,020,862)	(43,269,855)	(695,116,411)	(3,900,338)	(39,339,562)	(3,728,503)	(51,993,130)

Increase (decrease)	(8,541,167)	$(95,301,376)	1,194,282	$47,677,226	(2,982,685)	$(29,715,342)	1,196,956	$28,780,046

INTERNATIONAL GROWTH FUND
Sales of shares	3,189,913	$29,550,138	3,871,971	$47,315,416	77,482	$686,047	84,565	$967,094
Exchanged from associated Funds	14,659,113	137,275,453	23,162,290	291,660,156	163,025	1,436,971	1,035,095	12,829,531
Transferred from Class A	—	—	—	—	—	—	—	—

Total	17,849,026	166,825,591	27,034,261	338,975,572	240,507	2,123,018	1,119,660	13,796,625

Shares repurchased	(2,872,412)	(26,545,232)	(3,687,014)	(44,591,979)	(133,581)	(1,160,448)	(111,508)	(1,229,154)
Exchanged into associated Funds	(14,590,348)	(137,251,485)	(23,976,707)	(304,776,568)	(181,919)	(1,614,656)	(1,173,676)	(14,583,582)
Transferred to Class I	(79,253)	(756,865)	—	—	—	—	—	—

Total	(17,542,013)	(164,553,582)	(27,663,721)	(349,368,547)	(315,500)	(2,775,104)	(1,285,184)	(15,812,736)

Increase (decrease)	307,013	$2,272,009	(629,460)	$(10,392,975)	(74,993)	$(652,086)	(165,524)	$(2,016,111)

* Commencement of offering of shares.

NOTES TO FINANCIAL STATEMENTS

CLASS C				CLASS D
								CLASS I
YEAR ENDED OCTOBER 31,				YEAR ENDED OCTOBER 31,
								NOVEMBER 30, 2001* TO
2002		2001		2002		2001		OCTOBER 31, 2002

SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

80,468	$374,594	84,442	$411,635	340,329	$1,638,935	300,752	$1,421,086	317,237	$1,621,595
528,521	2,188,075	22,682	108,586	331,455	1,614,015	378,226	1,902,798	—	—
—	—	—	—	—	—	—	—	137,907	699,188

608,989	2,562,669	107,124	520,221	671,784	3,252,950	678,978	3,323,884	455,144	2,320,783

(56,031)	(263,353)	(21,993)	(102,673)	(341,927)	(1,634,717)	(374,519)	(1,757,232)	(36,160)	(171,786)
(530,867)	(2,213,805)	(26,562)	(124,057)	(260,834)	(1,235,177)	(384,965)	(1,919,531)	—	—
—	—	—	—	—	—	—	—	—	—

(586,898)	(2,477,158)	(48,555)	(226,730)	(602,761)	(2,869,894)	(759,484)	(3,676,763)	(36,160)	(171,786)

22,091	$85,511	58,569	$293,491	69,023	$383,056	(80,506)	$(352,879)	418,984	$2,148,997

48,592	$301,744	392,421	$3,571,686	198,516	$1,201,524	373,654	$3,152,482	57,738	$351,197
2,205,974	11,455,040	62,287	562,917	4,348,135	20,780,100	2,685,802	23,948,094	—	—
—	—	217,858	2,151,789	—	—	1,627,885	16,148,047	—	—
—	—	—	—	—	—	—	—	177,324	1,161,473

2,254,566	11,756,784	672,566	6,286,392	4,546,651	21,981,624	4,687,341	43,248,623	235,062	1,512,670

(347,224)	(2,057,023)	(228,567)	(1,783,574)	(1,841,384)	(11,402,750)	(2,693,364)	(21,420,336)	(11,626)	(64,001)
(2,189,455)	(11,451,747)	(233,400)	(1,968,781)	(4,813,770)	(23,437,128)	(3,508,288)	(31,017,996)	—	—
—	—	—	—	—	—	—	—	—	—

(2,536,679)	(13,508,770)	(461,967)	(3,752,355)	(6,655,154)	(34,839,878)	(6,201,652)	(52,438,332)	(11,626)	(64,001)

(282,113)	$(1,751,986)	210,599	$2,534,037	(2,108,503)	$(12,858,254)	(1,514,311)	$(9,189,709)	223,436	$1,448,669

71,998	$742,807	47,191	$586,932	334,919	$3,384,950	435,171	$5,528,320	218,897	$2,418,677
583,786	5,657,630	23,159	330,078	2,579,088	21,221,180	1,570,446	20,596,992	762	8,946
—	—	13,300	187,399	—	—	744,142	10,484,965	—	—
—	—	—	—	—	—	—	—	153,744	1,718,860

655,784	6,400,437	83,650	1,104,409	2,914,007	24,606,130	2,749,759	36,610,277	373,403	4,146,483

(49,287)	(493,599)	(29,668)	(372,105)	(1,697,781)	(17,427,427)	(2,257,887)	(27,915,241)	(22,366)	(217,930)
(558,640)	(5,376,047)	(40,632)	(530,729)	(2,726,042)	(22,403,665)	(2,210,837)	(29,033,603)	—	—
—	—	—	—	—	—	—	—	—	—

(607,927)	(5,869,646)	(70,300)	(902,834)	(4,423,823)	(39,831,092)	(4,468,724)	(56,948,844)	(22,366)	(217,930)

47,857	$530,791	13,350	$201,575	(1,509,816)	$(15,224,962)	(1,718,965)	$(20,338,567)	351,037	$3,928,553

251,038	$2,695,294	707,370	$10,863,635	266,798	$2,767,380	673,520	$10,157,798
1,054,180	9,468,700	1,096,191	16,906,778	3,316,025	25,681,503	1,819,746	26,848,508
—	—	1,044,075	18,062,502	—	—	4,073,196	70,466,284

1,305,218	12,163,994	2,847,636	45,832,915	3,582,823	28,448,883	6,566,462	107,472,590

(998,825)	(10,018,655)	(1,020,735)	(14,450,149)	(3,768,932)	(37,823,816)	(3,447,474)	(46,933,797)
(1,311,320)	(12,290,969)	(1,555,109)	(24,008,868)	(4,268,100)	(35,428,889)	(2,381,855)	(33,272,396)

(2,310,145)	(22,309,624)	(2,575,844)	(38,459,017)	(8,037,032)	(73,252,705)	(5,829,329)	(80,206,193)

(1,004,927)	$(10,145,630)	271,792	$7,373,898	(4,454,209)	$(44,803,822)	737,133	$27,266,397

54,777	$476,932	85,388	$992,736	185,915	$1,642,876	352,826	$4,056,478	261,438	$2,492,901
1,642,752	13,223,528	1,183,407	14,095,228	199,075	1,793,156	1,458,421	18,056,896	—	—
—	—	—	—	—	—	—	—	79,253	756,865

1,697,529	13,700,460	1,268,795	15,087,964	384,990	3,436,032	1,811,247	22,113,374	340,691	3,249,766

(102,209)	(836,967)	(74,599)	(827,132)	(268,484)	(2,397,773)	(460,600)	(5,478,472)	(22,411)	(200,051)
(1,628,712)	(13,262,980)	(1,300,895)	(15,730,237)	(190,883)	(1,689,291)	(1,795,315)	(22,137,387)	—	—
—	—	—	—	—	—	—	—	—	—

(1,730,921)	(14,099,947)	(1,375,494)	(16,557,369)	(459,367)	(4,087,064)	(2,255,915)	(27,615,859)	(22,411)	(200,051)

(33,392)	$(399,487)	(106,699)	$(1,469,405)	(74,377)	$(651,032)	(444,668)	$(5,502,485)	318,280	$3,049,715

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand the financial performance of each Class of each Fund for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

EMERGING MARKETS FUND

	CLASS A

	YEAR ENDED OCTOBER 31,

	2002	2001	2000	1999	1998

PER SHARE DATA:
Net Asset Value, Beginning of Year	$4.11	$5.57	$6.69	$5.18	$7.34

Income from Investment Operations:
Net investment loss	(0.06)	(0.06)	(0.09)	(0.07)	(0.01)
Net realized and unrealized gain (loss)
on investments	0.26	(1.17)	(0.77)	1.87	(2.00)
Net realized and unrealized gain (loss)
from foreign currency transactions	0.03	(0.23)	(0.26)	(0.29)	(0.15)

Total from Investment Operations	0.23	(1.46)	(1.12)	1.51	(2.16)

Net Asset Value, End of Year	$4.34	$4.11	$5.57	$6.69	$5.18

TOTAL RETURN:	5.60%	(26.21)%	(16.74)%	29.15%	(29.43)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted)	$24,173	21,014	$27,273	$30,822	$24,294
Ratio of expenses to average net assets	3.12%	3.14%	2.48%	2.58%	2.22%
Ratio of net loss to average net assets	(1.23)%	(1.37)%	(1.15)%	(1.11)%	(0.12)%
Portfolio turnover rate	149.82%	133.56%	188.19%	136.94%	94.09%

See footnotes on page 59.

FINANCIAL HIGHLIGHTS

EMERGING MARKETS FUND (continued)

	CLASS B					CLASS C

	YEAR ENDED OCTOBER 31,					YEAR ENDED OCTOBER 31,			5/27/99*
									TO
	2002	2001	2000	1999	1998	2002	2001	2000	10/31/99

PER SHARE DATA:
Net Asset Value, Beginning of Period	$3.95	$5.40	$6.52	$5.09	$7.27	$3.95	$5.40	$6.52	$6.14

Income from Investment Operations:
Net investment loss	(0.09)	(0.10)	(0.14)	(0.11)	(0.06)	(0.09)	(0.10)	(0.14)	(0.07)
Net realized and unrealized gain (loss)
on investments	0.24	(1.12)	(0.72)	1.83	(1.97)	0.24	(1.12)	(0.72)	0.48
Net realized and unrealized gain (loss)
from foreign currency transactions	0.03	(0.23)	(0.26)	(0.29)	(0.15)	0.03	(0.23)	(0.26)	(0.03)

Total from Investment Operations	0.18	(1.45)	(1.12)	1.43	(2.18)	0.18	(1.45)	(1.12)	0.38

Net Asset Value, End of Period	$4.13	$3.95	$5.40	$6.52	$5.09	$4.13	$3.95	$5.40	$6.52

TOTAL RETURN:	4.56%	(26.85)%	(17.18)%	28.10%	(29.99)%	4.56%	(26.85)%	(17.18)%	6.19%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)	$6,776	$6,938	$11,156	$16,129	$16,031	$1,021	$889	$898	$307
Ratio of expenses to average net assets	3.87%	3.89%	3.23%	3.33%	2.99%	3.87%	3.89%	3.23%	3.37	%†
Ratio of net loss to average net assets	(1.98)%	(2.12)%	(1.90)%	(1.86)%	(0.89)%	(1.98)%	(2.12)%	(1.90)%	(2.05	)%†
Portfolio turnover rate	149.82%	133.56%	188.19%	136.94%	94.09%	149.82%	133.56%	188.19%	136.94	%††

	CLASS D					CLASS I

	YEAR ENDED OCTOBER 31,					11/30/01*
						TO
	2002	2001	2000	1999	1998	10/31/02

PER SHARE DATA:
Net Asset Value, Beginning of Period	$3.95	$5.40	$6.52	$5.09	$7.27	$4.51

Income from Investment Operations:
Net investment loss	(0.09)	(0.10)	(0.14)	(0.11)	(0.06)	—	**
Net realized and unrealized gain (loss)
on investments	0.24	(1.12)	(0.72)	1.83	(1.97)	(0.17)
Net realized and unrealized gain (loss)
from foreign currency transactions	0.03	(0.23)	(0.26)	(0.29)	(0.15)	0.03

Total from Investment Operations	0.18	(1.45)	(1.12)	1.43	(2.18)	(0.14)

Net Asset Value, End of Period	$4.13	$3.95	$5.40	$6.52	$5.09	$4.37

TOTAL RETURN:	4.56%	(26.85)%	(17.18)%	28.10%	(29.99)%	(3.10)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)	$5,807	$5,282	$7,645	$12,854	$13,667	$1,831
Ratio of expenses to average net assets	3.87%	3.89%	3.23%	3.33%	2.99%	1.85	%†ø
Ratio of net income (loss) to average net
assets	(1.98)%	(2.12)%	(1.90)%	(1.86)%	(0.89)%	0.14	%†ø
Portfolio turnover rate	149.82%	133.56%	188.19%	136.94%	94.09%	149.82	%‡

See footnotes on page 59.

FINANCIAL HIGHLIGHTS

GLOBAL GROWTH FUND

	CLASS A

	YEAR ENDED OCTOBER 31,

	2002	2001	2000	1999	1998

PER SHARE DATA:
Net Asset Value, Beginning of Year	$6.95	$13.48	$12.86	$9.62	$9.20

Income from Investment Operations:
Net investment loss	(0.05)	(0.06)	(0.10)	(0.07)	(0.05)
Net realized and unrealized gain (loss)
on investments	(1.83)	(4.04)	2.56	3.51	0.81
Net realized and unrealized gain (loss)
from foreign currency transactions	0.11	0.07	(0.67)	(0.20)	0.08

Total from Investment Operations	(1.77)	(4.03)	1.79	3.24	0.84

Less Distributions:
Distributions from net realized capital gain	—	(2.50)	(1.17)	—	(0.42)

Total Distributions	—	(2.50)	(1.17)	—	(0.42)

Net Asset Value, End of Year	$5.18	$6.95	$13.48	$12.86	$9.62

TOTAL RETURN:	(25.47)%	(35.94)%	14.33%	33.68%	9.52%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted)	$33,316	$64,366	$142,492	$120,946	$97,947
Ratio of expenses to average net assets	1.98%	1.79%	1.66%	1.69%	1.68%
Ratio of net loss to average net assets	(0.67)%	(0.64)%	(0.73)%	(0.54)%	(0.48)%
Portfolio turnover rate	120.78%	188.94%	110.04%	65.16%	45.43%

	CLASS B					CLASS C

	YEAR ENDED OCTOBER 31,					YEAR ENDED OCTOBER 31,			5/27/99*
									TO
	2002	2001	2000	1999	1998	2002	2001	2000	10/31/99

PER SHARE DATA:
Net Asset Value, Beginning of Period	$6.56	$12.94	$12.47	$9.40	$9.06	$6.57	$12.95	$12.47	$10.99

Income from Investment Operations:
Net investment loss	(0.09)	(0.11)	(0.20)	(0.14)	(0.12)	(0.09)	(0.11)	(0.20)	(0.07)
Net realized and unrealized gain (loss)
on investments	(1.72)	(3.84)	2.51	3.41	0.80	(1.72)	(3.84)	2.52	1.43
Net realized and unrealized gain (loss)
from foreign currency transactions	0.11	0.07	(0.67)	(0.20)	0.08	0.11	0.07	(0.67)	0.12

Total from Investment Operations	(1.70)	(3.88)	1.64	3.07	0.76	(1.70)	(3.88)	1.65	1.48

Less Distributions:
Distributions from net realized capital gain	—	(2.50)	(1.17)	—	(0.42)	—	(2.50)	(1.17)	—

Total Distributions	—	(2.50)	(1.17)	—	(0.42)	—	(2.50)	(1.17)	—

Net Asset Value, End of Period	$4.86	$6.56	$12.94	$12.47	$9.40	$4.87	$6.57	$12.95	$12.47

TOTAL RETURN:	(25.91)%	(36.40)%	13.51%	32.66%	8.76%	(25.88)%	(36.37)%	13.60%	13.47%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)	$12,661	$24,819	$48,709	$35,344	$21,930	$3,903	$7,120	$11,315	$1,046
Ratio of expenses to average net assets	2.73%	2.54%	2.41%	2.44%	2.44%	2.73%	2.54%	2.41%	2.43%†
Ratio of net loss to average net assets	(1.42)%	(1.39)%	(1.48)%	(1.29)%	(1.24)%	(1.42)%	(1.39)%	(1.48)%	(1.18)%†
Portfolio turnover rate	120.78%	188.94%	110.04%	65.16%	45.43%	120.78%	188.94%	110.04%	65.16%††

See footnotes on page 59.

FINANCIAL HIGHLIGHTS

GLOBAL GROWTH FUND (continued)

	CLASS D					CLASS I

	YEAR ENDED OCTOBER 31,					11/30/01*
						TO
	2002	2001	2000	1999	1998	10/31/02

PER SHARE DATA:
Net Asset Value, Beginning of Period	$6.57	$12.95	$12.47	$9.40	$9.06	$7.47

Income from Investment Operations:
Net investment loss	(0.09)	(0.11)	(0.20)	(0.14)	(0.12)	(0.01)
Net realized and unrealized gain (loss)
on investments	(1.72)	(3.84)	2.52	3.41	0.80	(2.36)
Net realized and unrealized gain (loss)
from foreign currency transactions	0.11	0.07	(0.67)	(0.20)	0.08	0.11

Total from Investment Operations	(1.70)	(3.88)	1.65	3.07	0.76	(2.26)

Less Distributions:
Distributions from net realized capital gain	—	(2.50)	(1.17)	—	(0.42)	—

Total Distributions	—	(2.50)	(1.17)	—	(0.42)	—

Net Asset Value, End of Period	$4.87	$6.57	$12.95	$12.47	$9.40	$5.21

TOTAL RETURN:	(25.88)%	(36.36)%	13.60%	32.66%	8.76%	(30.25)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)	$17,397	$37,327	$93,184	$77,616	$64,443	$1,165
Ratio of expenses to average net assets	2.73%	2.54%	2.41%	2.44%	2.44%	1.31%†
Ratio of net loss to average net assets	(1.42)%	(1.39)%	(1.48)%	(1.29)%	(1.24)%	(0.03)%†
Portfolio turnover rate	120.78%	188.94%	110.04%	65.16%	45.43%	120.78%‡

GLOBAL SMALLER COMPANIES FUND

	CLASS A

	YEAR ENDED OCTOBER 31,

	2002	2001	2000	1999	1998

PER SHARE DATA:
Net Asset Value, Beginning of Year	$11.13	$17.38	$15.74	$14.11	$15.62

Income from Investment Operations:
Net investment loss	(0.12)	(0.12)	(0.15)	(0.10)	(0.07)
Net realized and unrealized gain (loss)
on investments	(2.30)	(4.57)	2.58	1.94	(0.85)
Net realized and unrealized gain (loss)
from foreign currency transactions	0.26	(0.11)	(0.79)	(0.21)	0.04

Total from Investment Operations	(2.16)	(4.80)	1.64	1.63	(0.88)

Less Distributions:
Distributions from net realized capital gain	—	(1.45)	—	—	(0.63)

Total Distributions	—	(1.45)	—	—	(0.63)

Net Asset Value, End of Year	$8.97	$11.13	$17.38	$15.74	$14.11

TOTAL RETURN:	(19.41)%	(29.81)%	10.42%	11.55%	(5.82)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted)	$72,522	$110,745	$215,455	$213,729	$374,890
Ratio of expenses to average net assets	1.87%	1.81%	1.65%	1.72%	1.65%
Ratio of net loss to average net assets	(1.10)%	(0.95)%	(0.80)%	(0.69)%	(0.45)%
Portfolio turnover rate	99.70%	87.51%	85.08%	61.31%	50.81%

See footnotes on page 59.

FINANCIAL HIGHLIGHTS

GLOBAL SMALLER COMPANIES FUND (continued)

	CLASS B					CLASS C

	YEAR ENDED OCTOBER 31,					YEAR ENDED OCTOBER 31,			5/27/99*
									TO
	2002	2001	2000	1999	1998	2002	2001	2000	10/31/99

PER SHARE DATA:
Net Asset Value, Beginning of Period	$10.31	$16.33	$14.90	$13.46	$15.04	$10.32	$16.35	$14.91	$13.86

Income from Investment Operations:
Net investment loss	(0.19)	(0.21)	(0.28)	(0.20)	(0.18)	(0.19)	(0.21)	(0.28)	(0.06)
Net realized and unrealized gain (loss)
on investments	(2.13)	(4.25)	2.50	1.85	(0.81)	(2.14)	(4.26)	2.51	0.98
Net realized and unrealized gain (loss)
from foreign currency transactions	0.26	(0.11)	(0.79)	(0.21)	0.04	0.26	(0.11)	(0.79)	0.13

Total from Investment Operations	(2.06)	(4.57)	1.43	1.44	(0.95)	(2.07)	(4.58)	1.44	1.05

Less Distributions:
Distributions from net realized capital gain	—	(1.45)	—	—	(0.63)	—	(1.45)	—	—

Total Distributions	—	(1.45)	—	—	(0.63)	—	(1.45)	—	—

Net Asset Value, End of Period	$8.25	$10.31	$16.33	$14.90	$13.46	$8.25	$10.32	$16.35	$14.91

TOTAL RETURN:	(19.98)%	(30.38)%	9.60%	10.70%	(6.54)%	(20.06)%	(30.40)%	9.66%	7.58%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)	$45,451	$74,677	$140,106	$155,345	$222,496	$1,694	$1,625	$2,355	$363
Ratio of expenses to average net assets	2.62%	2.56%	2.40%	2.47%	2.41%	2.62%	2.56%	2.40%	2.47	%†
Ratio of net loss to average net assets	(1.85)%	(1.70)%	(1.55)%	(1.44)%	(1.21)%	(1.85)%	(1.70)%	(1.55)%	(1.20	)%†
Portfolio turnover rate	99.70%	87.51%	85.08%	61.31%	50.81%	99.70%	87.51%	85.08%	61.31	%††

	CLASS D					CLASS I

	YEAR ENDED OCTOBER 31,					11/30/01*
						TO
	2002	2001	2000	1999	1998	10/31/02

PER SHARE DATA:
Net Asset Value, Beginning of Period	$10.32	$16.35	$14.91	$13.47	$15.05	$11.66

Income from Investment Operations:
Net investment loss	(0.19)	(0.21)	(0.28)	(0.20)	(0.18)	(0.04)
Net realized and unrealized gain (loss)
on investments	(2.14)	(4.26)	2.51	1.85	(0.81)	(2.98)
Net realized and unrealized gain (loss)
from foreign currency transactions	0.26	(0.11)	(0.79)	(0.21)	0.04	0.36

Total from Investment Operations	(2.07)	(4.58)	1.44	1.44	(0.95)	(2.66)

Less Distributions:
Distributions from net realized capital gain	—	(1.45)	—	—	(0.63)	—

Total Distributions	—	(1.45)	—	—	(0.63)	—

Net Asset Value, End of Period	$8.25	$10.32	$16.35	$14.91	$13.47	$9.00

TOTAL RETURN:	(20.06)%	(30.40)%	9.66%	10.69%	(6.53)%	(22.81)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)	$42,425	$68,641	$136,806	$162,220	$272,992	$3,161
Ratio of expenses to average net assets	2.62%	2.56%	2.40%	2.47%	2.41%	1.24	%†ø
Ratio of net loss to average net assets	(1.85)%	(1.70)%	(1.55)%	(1.44)%	(1.21)%	(0.43	)%†ø
Portfolio turnover rate	99.70%	87.51%	85.08%	61.31%	50.81%	99.70	%‡

See footnotes on page 59.

FINANCIAL HIGHLIGHTS

GLOBAL TECHNOLOGY FUND

	CLASS A

	YEAR ENDED OCTOBER 31,

	2002	2001	2000	1999	1998

PER SHARE DATA:
Net Asset Value, Beginning of Year	$11.29	$25.60	$23.36	$12.48	$15.14

Income from Investment Operations:
Net investment loss	(0.17)	(0.20)	(0.37)	(0.19)	(0.14)
Net realized and unrealized gain (loss)
on investments	(2.89)	(9.37)	5.79	11.26	0.01
Net realized and unrealized gain (loss)
from foreign currency transactions	0.15	0.05	(0.73)	(0.03)	0.06

Total from Investment Operations	(2.91)	(9.52)	4.69	11.04	(0.07)

Less Distributions:
Distributions from net realized capital gain	—	(4.79)	(2.45)	(0.16)	(2.59)

Total Distributions	—	(4.79)	(2.45)	(0.16)	(2.59)

Net Asset Value, End of Year	$8.38	$11.29	$25.60	$23.36	$12.48

TOTAL RETURN:	(25.78)%	(44.62)%	20.20%	89.40%	(0.79)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted)	$276,832	$469,075	$1,033,318	$795,234	$475,951
Ratio of expenses to average net assets	1.81%	1.67%	1.56%	1.59%	1.67%
Ratio of net loss to average net assets	(1.56)%	(1.29)%	(1.18)%	(1.10)%	(1.04)%
Portfolio turnover rate	151.83%	130.19%	144.27%	91.12%	87.55%

	CLASS B					CLASS C

	YEAR ENDED OCTOBER 31,					YEAR ENDED OCTOBER 31,			5/27/99*
									TO
	2002	2001	2000	1999	1998	2002	2001	2000	10/31/99

PER SHARE DATA:
Net Asset Value, Beginning of Period	$10.37	$24.08	$22.26	$11.98	$14.73	$10.37	$24.06	$22.23	$16.22

Income from Investment Operations:
Net investment loss	(0.24)	(0.29)	(0.57)	(0.31)	(0.23)	(0.24)	(0.29)	(0.57)	(0.13)
Net realized and unrealized gain (loss)
on investments	(2.64)	(8.68)	5.57	10.78	0.01	(2.64)	(8.66)	5.58	5.92
Net realized and unrealized gain (loss)
from foreign currency transactions	0.15	0.05	(0.73)	(0.03)	0.06	0.15	0.05	(0.73)	0.22

Total from Investment Operations	(2.73)	(8.92)	4.27	10.44	(0.16)	(2.73)	(8.90)	4.28	6.01

Less Distributions:
Distributions from net realized capital gain	—	(4.79)	(2.45)	(0.16)	(2.59)	—	(4.79)	(2.45)	—

Total Distributions	—	(4.79)	(2.45)	(0.16)	(2.59)	—	(4.79)	(2.45)	—

Net Asset Value, End of Period	$7.64	$10.37	$24.08	$22.26	$11.98	$7.64	$10.37	$24.06	$22.23

TOTAL RETURN:	(26.33)%	(45.03)%	19.23%	88.10%	(1.55)%	(26.33)%	(44.97)%	19.30%	37.05%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)	$69,338	$125,085	$261,717	$118,262	$58,575	$25,978	$45,697	$99,452	$6,377
Ratio of expenses to average net assets	2.56%	2.42%	2.31%	2.34%	2.43%	2.56%	2.42%	2.31%	2.23	%†
Ratio of net loss to average net assets	(2.31)%	(2.04)%	(1.93)%	(1.85)%	(1.80)%	(2.31)%	(2.04)%	(1.93)%	(1.72	)%†
Portfolio turnover rate	151.83%	130.19%	144.27%	91.12%	87.55%	151.83%	130.19%	144.27%	91.12	%††

See footnotes on page 59.

FINANCIAL HIGHLIGHTS

GLOBAL TECHNOLOGY FUND (continued)

	CLASS D

	YEAR ENDED OCTOBER 31,

	2002	2001	2000	1999	1998

PER SHARE DATA:
Net Asset Value, Beginning of Year	$10.35	$24.05	$22.23	$11.96	$14.73

Income from Investment Operations:
Net investment loss	(0.24)	(0.29)	(0.57)	(0.31)	(0.23)
Net realized and unrealized gain (loss)
on investments	(2.64)	(8.67)	5.57	10.77	(0.01)
Net realized and unrealized gain (loss)
from foreign currency transactions	0.15	0.05	(0.73)	(0.03)	0.06

Total from Investment Operations	(2.73)	(8.91)	4.27	10.43	(0.18)

Less Distributions:
Distributions from net realized capital gain	—	(4.79)	(2.45)	(0.16)	(2.59)

Total Distributions	—	(4.79)	(2.45)	(0.16)	(2.59)

Net Asset Value, End of Year	$7.62	$10.35	$24.05	$22.23	$11.96

TOTAL RETURN:	(26.38)%	(45.05)%	19.25%	88.17%	(1.70)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted)	$93,637	$173,286	$384,810	$300,969	$184,032
Ratio of expenses to average net assets	2.56%	2.42%	2.31%	2.34%	2.43%
Ratio of net loss to average net assets	(2.31)%	(2.04)%	(1.93)%	(1.85)%	(1.80)%
Portfolio turnover rate	151.83%	130.19%	144.27%	91.12%	87.55%

INTERNATIONAL GROWTH FUND

	CLASS A

	YEAR ENDED OCTOBER 31,

	2002	2001	2000	1999	1998

PER SHARE DATA:
Net Asset Value, Beginning of Year	$9.91	$14.59	$21.47	$17.75	$17.92

Income from Investment Operations:
Net investment income (loss)	(0.08)	0.01	(0.19)	(0.01)	0.03
Net realized and unrealized gain (loss)
on investments	(2.09)	(4.82)	(2.90)	4.49	0.62
Net realized and unrealized gain (loss)
from foreign currency transactions	0.51	0.13	(2.06)	(0.76)	0.40

Total from Investment Operations	(1.66)	(4.68)	(5.15)	3.72	1.05

Less Distributions:
Distributions from net realized capital gain	—	—	(1.73)	—	(1.22)

Total Distributions	—	—	(1.73)	—	(1.22)

Net Asset Value, End of Year	$8.25	$9.91	$14.59	$21.47	$17.75

TOTAL RETURN:	(16.75)%	(32.08)%	(26.45)%	20.96%	6.51%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted)	$20,497	$21,588	$40,971	$44,763	$44,122
Ratio of expenses to average net assets	2.64%	2.37%	1.96%	1.88%	1.69%
Ratio of net income (loss) to average
net assets	(0.82)%	0.08%	(1.06)%	(0.06)%	0.16%
Portfolio turnover rate	216.01%	276.76%	257.74%	83.10%	81.37%

See footnotes on page 59.

FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH FUND (continued)

	CLASS B					CLASS C

	YEAR ENDED OCTOBER 31,					YEAR ENDED OCTOBER 31,			5/27/99*
									TO
	2002	2001	2000	1999	1998	2002	2001	2000	10/31/99

PER SHARE DATA:
Net Asset Value, Beginning of Period	$9.24	$13.66	$20.33	$16.93	$17.30	$9.24	$13.65	$20.31	$18.39

Income from Investment Operations:
Net investment loss	(0.14)	(0.08)	(0.31)	(0.15)	(0.12)	(0.14)	(0.08)	(0.31)	(0.10)
Net realized and unrealized gain (loss)
on investments	(1.98)	(4.47)	(2.57)	4.31	0.57	(1.97)	(4.46)	(2.56)	1.66
Net realized and unrealized gain (loss)
from foreign currency transactions	0.51	0.13	(2.06)	(0.76)	0.40	0.51	0.13	(2.06)	0.36

Total from Investment Operations	(1.61)	(4.42)	(4.94)	3.40	0.85	(1.60)	(4.41)	(4.93)	1.92

Less Distributions:
Distributions from net realized capital gain	—	—	(1.73)	—	(1.22)	—	—	(1.73)	—

Total Distributions	—	—	(1.73)	—	(1.22)	—	—	(1.73)	—

Net Asset Value, End of Period	$7.63	$9.24	$13.66	$20.33	$16.93	$7.64	$9.24	$13.65	$20.31

TOTAL RETURN:	(17.42)%	(32.36)%	(26.94)%	20.08%	5.51%	(17.32)%	(32.32)%	(26.92)%	10.44%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)	$4,332	$5,943	$11,045	$11,434	$9,835	$1,584	$2,225	$4,745	$1,361
Ratio of expenses to average net assets	3.40%	3.13%	2.72%	2.64%	2.55%	3.40%	3.13%	2.72%	2.72	%†
Ratio of net loss to average net assets	(1.58)%	(0.68)%	(1.82)%	(0.82)%	(0.70)%	(1.58)%	(0.68)%	(1.82)%	(1.07	)%†
Portfolio turnover rate	216.01%	276.76%	257.74%	83.10%	81.37%	216.01%	276.76%	257.74%	83.10	%††

	CLASS D					CLASS I

	YEAR ENDED OCTOBER 31,					11/30/01*
						TO
	2002	2001	2000	1999	1998	10/31/02

PER SHARE DATA:
Net Asset Value, Beginning of Period	$9.24	$13.65	$20.31	$16.93	$17.30	$10.13

Income from Investment Operations:
Net investment income (loss)	(0.14)	(0.08)	(0.31)	(0.15)	(0.12)	0.03
Net realized and unrealized gain (loss)
on investments	(1.97)	(4.46)	(2.56)	4.29	0.57	(2.35)
Net realized and unrealized gain (loss)
from foreign currency transactions	0.51	0.13	(2.06)	(0.76)	0.40	0.51

Total from Investment Operations	(1.60)	(4.41)	(4.93)	3.38	0.85	(1.81)

Less Distributions:
Distributions from net realized capital gain	—	—	(1.73)	—	(1.22)	—

Total Distributions	—	—	(1.73)	—	(1.22)	—

Net Asset Value, End of Period	$7.64	$9.24	$13.65	$20.31	$16.93	$8.32

TOTAL RETURN:	(17.32)%	(32.32)%	(26.92)%	19.97%	5.51%	(17.87)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)	$7,036	$9,203	$19,671	$35,728	$37,485	$2,646
Ratio of expenses to average net assets	3.40%	3.13%	2.72%	2.64%	2.55%	1.38%†ø
Ratio of net income (loss) to average net
assets	(1.58)%	(0.68)%	(1.82)%	(0.82)%	(0.70)%	0.41%†ø
Portfolio turnover rate	216.01%	276.76%	257.74%	83.10%	81.37%	216.01%‡

*	Commencement of offering of shares.
**	Less than $0.01.
†	Annualized.
††	For the year ended October 31, 1999.
‡	For the year ended October 31, 2002.
ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares. Without such reimbursement for Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund and International Growth Fund, the ratios of expenses and net investment income (loss) would have been 1.94% and 0.05%, 1.44% and (0.16)%, 1.29% and (0.48)%, 1.45% and 0.35%, respectively.
See Notes to Financial Statements.
59

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
Seligman Global Fund Series, Inc.:

We have audited the accompanying statements of assets and liabilities of Seligman Global Fund Series, Inc. (comprising, respectively, the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund), including the portfolios of investments, as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the Series’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Seligman Global Fund Series, Inc. as of October 31, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 13, 2002

DIRECTORS AND OFFICERS OF THE FUND
Information pertaining to the Directors and Officers of Seligman Global Fund Series is set forth below.

Independent Directors

Number of
	Term of		Portfolios in
	Office and		Fund
Name, (Age),	Length of		Complex
Position(s) held	Time	Principal Occupation(s) During	Overseen by
with Fundø	Served#	Past Five Years, Directorships and Other Information	Director

John R.	1995 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or	61
Galvin (73)2,4		Trustee of each of the investment companies of the Seligman Group of Funds†; and
Director		Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center
for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics)
and a Trustee of the Institute for Defense Analysis. From June 1987 to June 1992,
Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief,
United States European Command.

Alice S.	1992 to Date	President Emeritus, Sarah Lawrence College; Director or Trustee of each of the	61
Ilchman (67)3,4		investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson
Director		Summer Fellowships (summer internships for college students); Trustee, Save the
Children (non-profit child-assistance organization) and the Committee for Economic
Development; a Governor of the Court of Governors, London School of Economics;
and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller
Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A.	1995 to Date	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation	61
McPherson (69)3,4		(diversified energy company); Director or Trustee of each of the investment companies
Director		of the Seligman Group of Funds†; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical
Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public
Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly,
Director, Kimberly-Clark Corporation (consumer products).

John E.	1992 to Date	Retired Chairman and Senior Partner, Sullivan & Cromwell (law firm); Director or	61
Merow (72)2,4		Trustee of each of the investment companies of the Seligman Group of Funds†;
Director		Director, Commonwealth Industries, Inc. (manufacturers of aluminum sheet products);
Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art
Society of New York; Trustee and Secretary, the U.S. Council for International Business;
Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee,
New York-Presbyterian Hospital; and Member of the American Law Institute and
Council on Foreign Relations.

Betsy S.	1992 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman	61
Michel (60)2,4		Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation)
Director		and World Learning, Inc. (charitable foundation). Formerly, Chairman of the Board of
Trustees of St. George’s School (Newport, RI).

See footnotes on page 65.

DIRECTORS AND OFFICERS OF THE FUND
Information pertaining to the Directors and Officers of Seligman Global Fund Series is set forth below.

Independent Directors (continued)

Number of
	Term of		Portfolios in
	Office and		Fund
Name, (Age),	Length of		Complex
Position(s) held	Time	Principal Occupation(s) During	Overseen by
with Fundø	Served#	Past Five Years, Directorships and Other Information	Director

Leroy C.	2000 to Date	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of	60
Richie (61)2,4		technical standards); Director or Trustee of each of the investment companies of the
Director		Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director,
Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic
Development Corp. Formerly, Trustee, New York University Law Center Foundation;
Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; and
Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies). From 1990 through 1997, Mr. Richie was Vice President and
General Counsel, Automotive Legal Affairs, of Chrysler Corporation.

James Q.	1992 to Date	Director or Trustee of each of the investment companies of the Seligman Group of	61
Riordan (75)3,4		Funds†; Director or Trustee, The Houston Exploration Company (oil exploration) and
Director		the Committee for Economic Development. Formerly, Vice Chairman of Mobil
Corporation (petroleum and petrochemicals company); Director and President, Bekaert
Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee, Brooklyn Museum,
KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum
Companies, Inc., Dow Jones & Company, Inc. (business and financial news company);
and Public Broadcasting Service (PBS).

Robert L.	1992 to Date	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the	61
Shafer (70)3,4		investment companies of the Seligman Group of Funds†. From 1987 through 1997,
Director		Director, USLIFE Corporation (life insurance).

James N.	1993 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises,	61
Whitson (67)2,4		Inc. (a diversified holding company); Director or Trustee of each of the investment
Director		companies of the Seligman Group of Funds†; Director and Consultant, Sammons
Enterprises, Inc.; Director, C-SPAN (cable television network) and CommScope, Inc.
(manufacturer of coaxial cable).

See footnotes on page 65.

DIRECTORS AND OFFICERS OF THE FUND
Information pertaining to the Directors and Officers of Seligman Global Fund Series is set forth below.

Interested Directors and Principal Officers

Number of
	Term of		Portfolios in
	Office and		Fund
Name, (Age),	Length of		Complex
Position(s) held	Time	Principal Occupation(s) During	Overseen by
with Fundø	Served#	Past Five Years, Directorships and Other Information	Director

William C.	1992 to Date	Chairman, J. & W. Seligman & Co. Incorporated; Chairman and Director or Trustee of	61
Morris (64)*1		each of the investment companies of the Seligman Group of Funds†; Chairman,
Director and		Seligman Advisors, Inc., Seligman Services, Inc. (broker-dealer) and Carbo Ceramics Inc.
Chairman of		(ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. and
the Board		Kerr-McGee Corporation (diversified energy company). Formerly, Chief Executive
Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (50)*1	Dir: 1993	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief	61
Director, President	to Date	Executive Officer of each of the investment companies of the Seligman Group of
and Chief Executive	Pres.: 1995	Funds, with the exception of Seligman Quality Municipal Fund, Inc. and Seligman
Officer	to Date	Select Municipal Fund, Inc.; and Director or Trustee of each of the investment
	CEO: From	companies of the Seligman Group of Funds†, Director, Seligman Advisors, Inc. and
	Nov. 2002	Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of
Governors of the Investment Company Institute; and Chairman, ICI Mutual Insurance
Company.

Paul C.	May 2002	Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated;	60
Guidone (44)*1	to Date	Director or Trustee of each of the investment companies of the Seligman Group of
Director		Funds (except Seligman Cash Management Fund, Inc.)†; Member of the Association of
Investment Management and Research, the New York Society of Security Analysts and
the London Society of Investment Professionals. Formerly, Deputy Chairman and
Group Chief Executive Officer, HSBC Asset Management; Managing Director and Chief
Investment Officer, Prudential Diversified Investments.

Daniel J.	2000 to Date	Senior Vice President, J. & W. Seligman & Co. Incorporated, since October 1999.	N/A
Barker (35)		Formerly, Portfolio Manager at GE Investments since 1994.
Vice President and
Portfolio Manager

Iain C.	1992 to Date	Chief Investment Officer, Henderson Investment Management Limited since April	N/A
Clark (52)		1992. He has been a Director at Henderson International Limited and Senior Portfolio
Vice President and		Manager at Henderson plc, respectively, since April 1985. Vice President, Seligman
Portfolio Manager		Portfolios, Inc. and Co-Portfolio Manager of its Global Smaller Companies Portfolio.

David F.	2001 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President, Seligman	N/A
Cooley (38)		Portfolios, Inc. and Portfolio Manager of its International Growth Portfolio and
Vice President and		Co-Portfolio Manager of its Global Growth Portfolio. Formerly, Managing Director,
Portfolio Manager		Investments, Gratry and Company; Director of Global Growth Equity, National City
Investment Management Company; and International Equity Portfolio Manager,
Society Asset Management.

See footnotes on page 65.

DIRECTORS AND OFFICERS OF THE FUND
Information pertaining to the Directors and Officers of Seligman Global Fund Series is set forth below.

Interested Directors and Principal Officers (continued)

Number of
	Term of		Portfolios in
	Office and		Fund
Name, (Age),	Length of		Complex
Position(s) held	Time	Principal Occupation(s) During	Overseen by
with Fundø	Served#	Past Five Years, Directorships and Other Information	Director

Frederick J.	2002 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio	N/A
Ruvkun (45)		Manager, Seligman Frontier Fund; Vice President of Seligman Portfolios, Inc. and
Vice President and		Portfolio Manager of its Frontier Portfolio and Co-Portfolio Manager of its Global
Portfolio Manager		Smaller Companies Portfolio. Formerly, Portfolio Manager at Bessemer Trust.

Marion S.	1998 to Date	Managing Director, J. & W. Seligman & Co. Incorporated since May 1998; Vice	N/A
Schultheis (56)		President and Portfolio Manager, Seligman Capital Fund, Inc. and Seligman Growth
Vice President and		Fund, Inc.; Vice President Seligman Portfolios, Inc. and Portfolio Manager of its Capital
Portfolio Manager		Portfolio and Co-Portfolio Manager of its Global Growth Portfolio. Formerly, Managing
Director at Chancellor LGT from October 1997 until May 1998; and Senior Portfolio
Manager at IDS Advisory Group Inc. from August 1987 until October 1997.

Steven A.	2000 to Date	Senior Vice President, J. & W. Seligman & Co. Incorporated; Vice President, Seligman	N/A
Werber (37)		Portfolios, Inc. and Co-Portfolio Manager of its Global Technology Portfolio. Formerly,
Vice President and		Analyst and Portfolio Manager at Fidelity Investments International since 1996; and
Co-Portfolio Manager		Associate at Goldman Sachs International from 1992 to 1996.

Richard M.	2002 to Date	Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated; Vice	N/A
Parower (36)		President, Seligman Portfolios, Inc. and Co-Portfolio Manager of its Global Technology
Vice President and		Portfolio. Formerly, Senior Analyst with Citibank Global Asset Management covering
Portfolio Manager		Global IT Services from June 1998 to April 2000; Senior Analyst with Montgomery
Asset Management from September 1995 to June 1998; Securities Analyst for G.T.
Capital Management from June 1993 to September 1995.

Thomas G.	2000 to Date	Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman	N/A
Rose (44)		Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment
Vice President		companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman
International, Inc. Formerly, Treasurer of each of the investment companies of the
Seligman Group of Funds and Seligman Data Corp.

Lawrence P.	VP: 1992	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co.	N/A
Vogel (46)	to Date	Incorporated; Vice President and Treasurer of each of the investment companies of the
Vice President and	Treas: 2000	Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice
Treasurer	to Date	President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and
Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and
Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

See footnotes on page 65.

DIRECTORS AND OFFICERS OF THE FUND
Information pertaining to the Directors and Officers of Seligman Global Fund Series is set forth below.

Interested Directors and Principal Officers (continued)

Number of
	Term of		Portfolios in
	Office and		Fund
Name, (Age),	Length of		Complex
Position(s) held	Time	Principal Occupation(s) During	Overseen by
with Fundø	Served#	Past Five Years, Directorships and Other Information	Director

Frank J. Nasta (38)	1994 to Date	General Counsel, Senior Vice President, Law and Regulation and Corporate Secretary,	N/A
Secretary		J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc.,
Seligman International, Inc. and Seligman Data Corp. Formerly, Corporate Secretary,
Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017.
#	Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of investment companies consists of 23 registered investment companies.
*	Mr. Morris, Mr. Zino, and Mr. Guidone are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member :	1 Executive Committee 2 Audit Committee 3 Director Nominating Committee 4 Board Operations Committee

FOR MORE INFORMATION

Manager	Subadviser (to Seligman Global	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Smaller Companies Fund)	(800) 221-2450	Shareholder Services
100 Park Avenue	Henderson Investment
New York, NY 10017	Management Limited	(800) 445-1777	Retirement
	3 Finsbury Avenue		Plan Services
General Counsel	London, EC2M 2PA
Sullivan & Cromwell	England	(212) 682-7600	Outside the
United States
Independent Auditors	Shareholder Service Agent
Deloitte & Touche LLP	Seligman Data Corp	(800) 622-4597	24-Hour Automated
	100 Park Avenue		Telephone Access
	New York, NY 10017		Service

General Distributor		Website: www.seligman.com
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

BENCHMARKS

Lipper Emerging Markets Funds Average:*
This average is comprised of mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This average comprised 197 mutual funds at 10/31/02.

Lipper International Funds Average:*
This average is comprised of mutual funds which invest their assets in equity securities whose primary trading markets are outside the US. This average comprised 844 mutual funds at 10/31/02.

Lipper Global Funds Average:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well. This average comprised 324 mutual funds at 10/31/02.

Lipper Science & Technology Funds Average:*
This average is comprised of mutual funds which invest 65% of their equity portfolios in science and technology stocks. This average comprised 386 mutual funds at 10/31/02.

Lipper Global Small Cap Funds Average:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities whose primary trading markets are outside the US, and which limit at least 65% of their investments to companies with market capitalizations less than US$1 billion at the time of purchase. This average comprised 47 mutual funds at 10/31/02.

Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index):
This is a market-capitalization-weighted equity index comprised of 21 countries and representing the developed stock markets outside North America.

MSCI World Index:
This is a market-capitalization-weighted equity index comprised of 23 countries and representing the world’s developed stock markets.

MSCI World Growth Index:
This is a market-capitalization-weighted equity index comprised of 23 countries and representing “growth” (high price to book value) securities in the world’s developed stock markets.

MSCI Emerging Markets Free Index:
This is a market-capitalization-weighted equity index comprised of 26 countries and representing the investment opportunities in the developing world available to foreign investors.

Salomon Smith Barney Extended Market Index World:
This index represents the small-capitalization stock universe. It comprises the bottom 20% of the available capital of each country included in the Salomon Smith Barney World Broad Market Index (BMI), and includes 75% of the BMI issues. The BMI universe covers 23 countries and includes listed shares of companies with a total available market capitalization of at least the local equivalent of US$100 million.

*	Lipper Analytical Services Inc. calculates the Averages monthly. These monthly results are used to determine each Average’s performance versus the total returns for each fund.
Adapted from materials from Lipper Analytical Services Inc., Morgan Stanley Capital International, and Salomon Smith Barney Incorporated.

SELIGMAN ADVISORS, INC.
an affiliate of

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Global Fund Series, Inc., which contains information about the sales charges, expenses, and additional risk factors. Please read the prospectus carefully before investing or sending money.

EQSGFS2 10/02

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